                                                                   EXHIBIT 10.10

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                  FIRST AMENDED AND RESTATED WORKING CAPITAL
                     LINE OF CREDIT AND SECURITY AGREEMENT

                                    BETWEEN

                      HOMEOWNERS MORTGAGE & EQUITY, INC.,
                   A DELAWARE CORPORATION, D/B/A HOME, INC.,
                                AS THE BORROWER



                                      AND


                         GUARANTY FEDERAL BANK, F.S.B.
                                  AS THE BANK



                        DATED AS OF SEPTEMBER 24, 1997

                             --------------------


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                  FIRST AMENDED AND RESTATED WORKING CAPITAL
                     LINE OF CREDIT AND SECURITY AGREEMENT


     THIS FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT (the "AGREEMENT"), dated effective as of, although not necessarily executed on, SEPTEMBER 24, 1997 by and between HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC., having its principal office at 6836 AUSTIN CENTER BLVD., SUITE 280, AUSTIN, TEXAS 78731 (the "BORROWER"), and GUARANTY FEDERAL BANK, F.S.B., A FEDERAL SAVINGS BANK, having an office at 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225 (the "BANK") and HOMECAPITAL INVESTMENT CORPORATION, A NEVADA CORPORATION ("GUARANTOR").

     WHEREAS, on NOVEMBER 8, 1996, the Borrower requested the Bank to extend a revolving line of credit to the Borrower to finance the working capital requirements of Borrower, and the parties set forth the terms and conditions under which Advances under the line of credit would be made and the security to be provided for the repayment thereof in that certain WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT dated of even date therewith and that certain Promissory Note in the original principal sum of $3,000,000.00 executed by Borrower payable to the order of Bank and that certain Unconditional Guaranty dated of even date therewith executed by Guarantor (as hereinafter defined) and certain other documents;

     WHEREAS, on JANUARY 1, 1997, Bank, Borrower and Guarantor executed that certain FIRST AMENDMENT TO THE LOAN AGREEMENT modifying certain provisions of the Loan Agreement and the Loan Documents including an increase in the Commitment to $5,000,000.00;

     WHEREAS, on JULY 25, 1997, Bank, Borrower and Guarantor executed that certain SECOND AMENDMENT TO THE LOAN AGREEMENT modifying certain provisions of the Loan Agreement and the Loan Documents including an increase in the Commitment to $6,800,000.00;

     WHEREAS, on AUGUST 13, 1997, Bank, Borrower and Guarantor executed that certain THIRD AMENDMENT TO THE LOAN AGREEMENT modifying certain provisions of the Loan Agreement;

     WHEREAS, Bank, Borrower and Guarantor now desire to further modify the Loan Agreement and the Loan Documents to integrate the current and prior changes into this FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1   DEFINED TERMS.

     Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

     "ACCOUNTS" shall have the meaning assigned to such term in the UCC.

     "ADJUSTED TANGIBLE NET WORTH" shall mean, as of any date, the amount equal to (i) THE SUM OF (A) the Net Worth of Borrower as of such date PLUS (B) an amount equal to NINETY PERCENT (90%) of the Capitalized Servicing of Borrower as of such date PLUS (C) an amount equal to NINETY PERCENT (90%) of the Excess Servicing Receivables of Borrower, MINUS (ii) the value of all Intangible Assets, Capitalized Servicing, Excess Servicing Receivables and receivables from Affiliates of Borrower on such date.

     "ADVANCE" means a disbursement by the Bank under the Commitment, including readvances of funds previously advanced to the Borrower and repaid to the Bank.

     "ADVANCE REQUEST" has the meaning set forth in Section 2.2(a) hereof.

     "AFFILIATE" shall mean (i) any Person (hereinafter defined) directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control, with the Person in question, which in the case of a Person which is a partnership, shall include each of the constituent partners, whether general or limited partners thereof, or (ii) any Person who is a director, shareholder, officer or employee of (a) such Person or (b) any person described in the preceding clause (i). The term "control", as used in the immediately preceding sentence, means, with respect to a corporation, any ownership interest which exceeds TEN PERCENT (10%) of the issued and outstanding stock in such corporation, and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of any ownership interest which exceeds TEN PERCENT (10%) of the ownership interests in such entity.

     "AGENCY" or "AGENCIES" shall mean FHLMC, FNMA and/or GNMA.

     "AGENCY SERVICING ACCOUNTS" means any "account," as such term is defined in the UCC, now or hereafter owned by Borrower that arises from any Agency Servicing Agreements, and shall include, to the extent not contained in such definition of "account", but shall not be limited to, all accounts receivable, contracts, book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Borrower under the Agency Servicing Agreements (including under any trade names, styles or divisions thereof), all moneys due or to become due to Borrower under the Agency Servicing Agreements for the performance of services by it, including, without limitation, all Rights of Borrower to enforce, collect and receive payments on such Agency Servicing Accounts arising from Agency Servicing Agreements and to bring an action to enforce such Agency Servicing Accounts, the balance of every deposit account, now or hereafter acquired, of Borrower arising from Agency Servicing Agreements and any other claim of Borrower arising from Agency Servicing Agreements, now or hereafter existing and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing arising from Agency Servicing Agreements.

     "AGENCY SERVICING AGREEMENTS" means all agreements pursuant to which the Borrower undertakes to service Mortgage Notes and Mortgages or pools of Mortgage Notes and Mortgages owned, insured or guaranteed by FNMA, FHLMC or GNMA.

     "AGENCY SERVICING PAYMENTS" means all amounts payable or reimbursable to Borrower in connection with its Agency Servicing Rights, including but not limited to, (i) amounts paid to Borrower directly by Agencies and (ii) amounts recoverable by Borrower directly out of custodial payments and other amounts in or for deposit into the Custodial Accounts, (iii) accounts recoverable by Borrower from advances made by Borrower pursuant to the FNMA Guide, and (iv) the servicing income and fees payable to the Borrower under such Agency Servicing Agreement.

     "AGENCY SERVICING RECORDS" means all contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Agency Servicing Agreements.

     "AGENCY SERVICING RIGHTS" means all of the Borrower's right, title and interest in and under the Agency Servicing Agreements, including, without limitation, the rights of the Borrower to income and reimbursement thereunder including without limitation the rights to any Excess Servicing Receivable.

     "AGREEMENT" means this FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT, either as originally executed or as it may from time to time be supplemented, modified or amended.

     "APPRAISAL" means a written statement complying with Appraisal Laws and Regulations as to the market value of (a) the Excess Servicing Rights for Eligible Collateral and/or (b) the Excess Interest Certificates, from an appraiser acceptable to Bank in its sole discretion.

     "APPRAISAL LAWS AND REGULATIONS" means laws set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and the Federal Deposit Insurance Corporation Improvement Act of 1991 and regulations promulgated by the Office of the Comptroller of the Currency (the "OCC") or any other Governmental Authority in connection therewith regarding Appraisals with respect to loans made by Persons regulated by the OCC.

     "APPRAISED VALUE" shall mean the value established by an Appraisal obtained by Bank from an appraiser acceptable to Bank in its sole discretion.

     "BANK" has the meaning set forth in the first paragraph of this Agreement.

     "BASE RATE" means the rate of interest per annum equal to the base or prime rate for commercial loans as publicly announced from time to time by Bank, as the same may vary from time to time upward or downward with (and effective as of the date of) each announcement, without notice to Borrower or any guarantor (such rate being set by Bank as a general rate of reference, taking into account such factors as Bank may deem appropriate, it being understood that many of its commercial and other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any of Bank's customers and that it may make various commercial or other loans at rates of interest having no relationship to such rate), subject, however, to the right of Bank, at any time and from time to time, to substitute a substantially comparable reference rate of interest in lieu of the base rate of Bank, upon giving notice to Borrower.

     "BORROWER" shall have the meaning assigned to such term in the preamble hereof.

     "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas.

     "CAPITALIZED SERVICING" shall mean the servicing owned by Borrower which is capitalized on the balance sheet of Borrower in accordance with GAAP.

     "CASH EQUIVALENTS" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof which mature within ninety days from the date of acquisition and (ii) time deposits and certificates of deposit, which mature within ninety days of the date of acquisition of any domestic commercial bank having capital and surplus in excess of $200,000,000.00, which has, or the holding company of which has, a commercial paper rating of at least A-1 or the equivalent thereof by Standard & Poors Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc.

     "CERTIFICATED SECURITIES" shall have the meaning assigned to such term in the UCC.

     "CHATTEL PAPER" shall have the meaning assigned to such term in the UCC.

     "COLLATERAL" has the meaning set forth in SECTION 3.1 hereof.

     "COLLATERAL VALUE" shall mean (1) with respect to ELIGIBLE COLLATERAL consisting of FNMA Servicing RIGHTS the LESSER OF (A) FIFTY PERCENT (50%) of the Appraised Value of the Excess Servicing Receivables relating to Eligible Collateral specifically pledged to Bank in connection with a current or past Advance Request, as determined on the date hereof, on the date of any Advance and on December 31, March 31, June 30 and September 30 of each year by an appraiser selected by Borrower acceptable to Bank in its sole discretion, which appraisal shall be paid for by Borrower and shall be acceptable to Bank in its sole discretion or (B) the amount of such Excess Servicing Receivables capitalized on Borrower's balance sheet in accordance with GAAP and (2) with respect to Eligible Collateral consisting of Excess Interest Certificates, fifty-five percent (55%) of the Appraised Value of such Excess Interest Certificates; provided, however, if an Excess Interest Certificate ceases to qualify under Rule 144A of the Securities Act of 1933, then the Collateral Value attributable to such certificate shall be zero (0).

     "COMMITMENT" has the meaning set forth in Section 2.1(a) hereof.

     "COMMITMENT FEE" has the meaning set forth in Section 2.11 hereof.

     "COMPLIANCE CERTIFICATE" shall mean the form of certificate attached hereto as EXHIBIT "F".

     "CONVENTIONAL EQUITY RECOVERY LOAN" shall mean a Conventional Loan which is secured by a first or second lien mortgage on a non-homestead second or vacation home and the proceeds are not used for the purchase of the home.

     "CONVENTIONAL HOME IMPROVEMENT LOAN" shall mean a Conventional Loan which is secured by a second lien mortgage and the proceeds of which are utilized solely for construction of improvements to the home encumbered by such Mortgage.

     "CONVENTIONAL LOAN" means a Mortgage Loan (excluding FHA Loans and VA Loans) reasonably satisfactory to the Bank, which conforms to the eligibility requirements established by an Investor pursuant to the requirements of a Take-out Commitment acceptable to Bank.

     "CONVENTIONAL MORTGAGE LOAN" means a Mortgage Loan other than a FHA-insured or VA-guaranteed Mortgage Loan.

     "CONVENTIONAL PURCHASE MONEY SECOND LIEN LOAN" shall mean a Conventional Loan which is secured by a second lien mortgage and the proceeds of which are utilized to purchase the home encumbered by such Mortgage.

     "CUSTODIAL ACCOUNTS" means all deposit accounts maintained by Borrower or a subservicer for the benefit of any Agency pursuant to the related Agency Servicing Agreement.

     "CUSTODIAN" means the organization which holds documents relating to pooled Mortgage Loans on the Borrower's and GNMA'S, FNMA's or FHLMC's behalf.

     "DEBT" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; (c) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser, or otherwise (except as endorser of negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; and
(d) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by such Person (even though such Person has not assumed or otherwise become liable for the payment of such indebtedness) to the extent that such indebtedness would not be otherwise counted as a liability for purposes of determining the Tangible Net Worth of such Person and to the extent that such indebtedness does not exceed the net book value for such property.

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     "DEFAULT" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "DETERMINATION DATE" means January 1, April 1, July 1, and October 1 of each year.

     "ELIGIBLE COLLATERAL" means (a) FNMA SERVICING RIGHTS (under which the only remedy available to FNMA is termination of the Servicing Agreement) owned by the Borrower for which the related Mortgage Loans serviced are no more than sixty
(60) days delinquent, are not in the process of foreclosure or bankruptcy and are qualified as FNMA Title I Loans and (b) EXCESS INTEREST CERTIFICATES currently paying the holders of such certificates the excess spread from the accrued interest on a monthly basis.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

     "ERISA AFFILIATE" of Borrower or any Subsidiary of Borrower shall mean any trade or business (whether or not incorporated) which, together with Borrower or such Subsidiary, as the case may be, would be treated as a single employer under
Section 4001 of ERISA.

     "EVENT OF DEFAULT" means any of the conditions or events set forth in
SECTION 8.1 hereof.

     "EXCESS INTEREST CERTIFICATES" shall mean with respect to a series of HOME Asset Backed Bonds (the "BONDS") the Certificated Securities issued by HOME SECURITIZATION TRUST I (THE "TRUST") which qualify under Rule 144A of the Securities Act of 1933 and represent (a) the right to monthly interest payments which are attributable to the difference between the interest rate paid on such series of Bonds, including without limitation, Series 1997-1 Bonds and the interest rate paid on the FNMA Securities that have been pledged to back such series of Bonds and the related Excess Interest Certificates, and (b) the right to any remaining principal and interest from the FNMA Securities for such series of Bonds after the payment in full of such series of Bonds. A further description of such Excess Interest Certificates shall be set forth in a pro forma Excess Interest Certificate and the private placement memorandum relating to the private sale of such Excess Interest Certificates which shall be attached to the related Advance Request and which shall also be provided to Bank five (5) Business Days prior to such requested Advance.

     "EXCESS SERVICING RECEIVABLES" shall mean the amount capitalized on Borrower's balance sheet which reflects the PRESENT VALUE OF FUTURE CASH FLOWS estimated to be received by Borrower subsequent to loan sales to or swaps for FNMA Securities with FNMA. The discounted cash flow streams are based on the difference between (A) the gross note rate of a Mortgage Loan sold to FNMA and which is being serviced by Borrower under an Agency Servicing Agreement for FNMA MINUS (B) the sum of (i) (a) the MBS pass through rate paid to FNMA with respect to such Mortgage Loan under such Agency Servicing Agreement PLUS (ii) the SUBSERVICING FEE payable to the Subservicer attributable to such Mortgage Loan and (iii) in the case of a swap of Mortgage Loans by Borrower to FNMA for FNMA Securities, the FNMA Guaranty Fee.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     "FHA" means the Federal Housing Administration of the United States Department of Housing and Urban Development and any successor thereto.

     "FHA LOAN" shall mean a Mortgage Loan, payment of which is completely insured by the FHA under the National Housing Act or Title V of the Housing Act of 1949 or with respect to which there is a current, binding and enforceable commitment for such insurance issued by the FHA.

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

     "FHLMC" shall mean the Federal Home Loan Mortgage Corporation, a wholly-owned corporate instrumentality of the United States of America created pursuant to the Emergency House Finance Act of 1970, or its successor.

     "FHLMC ACKNOWLEDGMENT AGREEMENT" means the form acknowledgment agreement employed by FHLMC in respect of assignments of FHLMC Servicing Rights.

     "FHLMC GUIDE" means the FHLMC Sellers' & Servicers' Guide, as amended, modified or supplemented from time to time.

     "FHLMC SECURITIES" means participation certificates representing undivided interests in mortgage loans purchased by FHLMC pursuant to the Emergency Home Finance Act of 1970, as amended.

     "FHLMC SERVICING RIGHTS" means Agency Servicing Rights that pertain to FHLMC Securities.

     "FICA" means the Federal Insurance Contributions Act.

     "FNMA" means The Federal National Mortgage Association and any successor thereto.

     "FNMA ACKNOWLEDGMENT AGREEMENT" means the form acknowledgment agreement employed by FNMA in respect of assignments of FNMA Servicing Rights.

     "FNMA GUIDE" means the FNMA Selling Guide and the FNMA Servicing Guide, as amended, modified or supplemented from time to time.

     "FNMA SECURITIES" means modified pass-through mortgage-backed certificates guaranteed by FNMA pursuant to the National Housing Act, as amended.

     "FNMA SERVICING RIGHTS" means Agency Servicing Rights that pertain to FNMA Securities and Mortgage Loans that are purchased by FNMA on a whole loan basis and held in portfolio by FNMA.

     "FNMA TITLE I LOAN" shall mean a home improvement Mortgage Loan which FNMA has determined has qualified under the FNMA requirements for Title I Loans under the FNMA Guide and is insured by FHA.

     "FUNDING ACCOUNT" shall mean the non-interest bearing demand checking account (Account Number 3940000965) established by Borrower with the Bank to be used for the deposit of proceeds of Advances.

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may so be changed.

     "GAAP NET WORTH" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP.

     "GENERAL INTANGIBLES" shall have the meaning assigned to such term in the UCC.

     "GNMA" shall mean the Government National Mortgage Association, a wholly-owned corporate instrumentality of the United States of America within the Department of Housing and Urban Development, or its successor.

     "GNMA GUIDE" means the GNMA I and GNMA II Mortgage Backed Securities Guides, GNMA Handbooks 5500.1 and 5500.2, as amended, modified or supplemented from time to time.

     "GNMA SECURITIES" shall mean modified pass-through type mortgage backed certificates guaranteed by GNMA pursuant to Section 306(g) of the National Housing Act, as amended.

     "GNMA SERVICING RIGHTS" means Agency Servicing Rights that pertain to GNMA Securities.

     "GUARANTOR" means HOMECAPITAL INVESTMENT CORPORATION, A NEVADA CORPORATION.

     "GUARANTY" of any Person shall mean any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including without limitation agreements: (i) to purchase such Indebtedness or any property constituting security therefor; (ii) to advance or supply funds (A) for the purchase or payment of such Indebtedness, or (B) to maintain working capital or other balance sheet conditions, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness; (iii) to purchase property, securities or service primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment of the Indebtedness; or (iv) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof; except that "Guaranty" shall not include the endorsement in the ordinary course of business of negotiable instruments or documents for deposit or collection.

     "HOME SECURITIZATION TRUST I" is the Issuer of the Excess Interest Certificates and the Bonds and is a Delaware business trust, which has been established pursuant to a declaration of trust dated as of September 1, 1997.

     "HUD" means the United States Department of Housing and Urban Development or any successor thereto.

     "INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness of such Person for the payment of the purchase price of property or assets purchased, (iii) all obligations of such Person under any lease which are required to be capitalized for balance sheet purposes, (iv) all Guaranties of such Person, (v) all indebtedness secured by any Lien existing on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person, (vi) all unfunded benefit liabilities (within the meaning of 4001(a)(18) of ERISA) under each Plan maintained by such Person or its Related Persons, (vii) any obligation of such Person (a) created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, or (b) under letters of credit, acceptances or similar obligations issued or created for the account of such Person.

     "INDEMNIFIED LIABILITIES" has the meaning set forth in SECTION 9.3 hereof.

     "INSTRUMENTS" shall have the meaning assigned to such term in the UCC.

     "INSURER" means FHA, VA or a private mortgage insurer, as applicable.

     "INTANGIBLE ASSETS" of any Person shall mean those assets of such Person which are (i) deferred assets, (ii) contract rights to service mortgage loans, patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible on a balance sheet of such Person prepared in accordance with GAAP, (iii) unamortized debt discount and expense and (iv) assets located, and notes and receivables due from obligors domiciled outside the United States of America.

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     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

     "INVESTOR" means FNMA, FHLMC or GNMA or a financially responsible private institution (which is deemed acceptable by the Bank in its sole discretion) purchasing Mortgage Loans from the Borrower.

     "LIBOR RATE" shall mean the rate of interest per annum (rounded upward, if necessary, to the nearest whole one sixteenth (1/16th) of one percentage point of the rate per annum) equal to the interest settlement rate for U.S. Dollars as published by the British Bankers Association as of 11:00 a.m. London time two Business Days (on which commercial banks are open for international business in London) prior to the first day of such calendar month, for the approximate principal amount of the collective outstanding principal balances of the Notes of the Banks, for a period of time equal to thirty (30) days - as quoted by Bloomberg. If no such rate is published by the British Bankers Association, then No LIBOR Rate may be elected pursuant to this Agreement and the rate of interest shall be the Base Rate plus one and ONE-HALF PERCENT (1 1/2%).

     "LIBOR RATE PORTION" shall mean the outstanding principal balance of the Note.

     "LIBOR RESERVE REQUIREMENT" shall mean, on any day, that percentage (expressed as a decimal fraction) which is in effect on such date, as provided by the Federal Reserve System for determining the maximum reserve requirements generally applicable to financial institutions regulated by the Federal Reserve Board comparable in size and type to Bank (including, without limitation, basic supplemental, marginal and emergency reserves) under Regulation D with respect to "Eurocurrency liabilities" as currently defined in Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding (or other category of liabilities which includes deposits by reference to which the interest rate on a LIBOR Rate Portion is determined or any category or extensions of credit which includes loans by a non-United State office of Bank to United States residents. Each determination by Bank of the LIBOR Reserve Requirement shall, in the absence of manifest error, be conclusive and binding.

     "LIEN" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "LIQUIDITY" means the sum of (a) Borrower's lien free Cash Equivalents and
(b) Borrower's availability (loan amount minus funds advanced) under the Warehousing Credit Facility to borrow additional funds under such credit facility.

     "LOAN DOCUMENTS" shall mean instruments and documents representing, evidencing or securing the Indebtedness evidenced by the Note.

     "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "MATERIAL ADVERSE EFFECT" shall mean any event or set of circumstances that
(i) would have a material adverse effect on the validity or enforceability of this Agreement, the Note or any Loan Document, (ii) is, or upon the passage of time or happening of an event will be, material and adverse to the financial condition or business operations of Borrower or Guarantor, or (iii) would materially impair the ability of Borrower or Guarantor to fulfill its obligations under this Agreement, the Note or any Loan Document to which it is a party.

     "MATURITY DATE" shall mean JUNE 30, 1998.

     "MAXIMUM RATE" means at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on the Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be a per annum rate of interest equal to six percent (6.0%) plus the Base Rate from time to time in effect.

     To the extent federal law permits Bank ot contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided, that if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     "MORTGAGE" shall mean a mortgage or deed of trust, on standard forms approved by VA, FHA, FNMA or FHLMC or otherwise in form and substance satisfactory to Bank, granting a perfected first-priority (or second-priority in the case of a Second Lien Mortgage Loan or inferior lien in the case of a FNMA Title I Loan) lien on residential real property consisting of land and a single family (1-4 family) dwelling thereon which is completed and ready for occupancy.

     "MORTGAGE LOAN" means a loan evidenced by a Mortgage Note. A Mortgage Loan shall be a Residential Mortgage Loan and may be a Conventional Loan, a Conventional Equity Recovery Loan, Conventional Home Improvement Loan, a Conventional Purchase Money Second Lien Loan or a FNMA Title I Loan.

     "MORTGAGE LOAN DOCUMENTS" means the Mortgage, Mortgage Note, credit and closing packages, disclosures, and all other records and documents necessary to establish the eligibility of the Mortgage Loans for mortgage insurance or guarantee by an Insurer or for purchase by an Investor.

     "MORTGAGE NOTE" means a note secured by a Mortgage and evidencing a Mortgage Loan.

     "MORTGAGE NOTE AMOUNT" means the outstanding unpaid principal amount of a Mortgage Note at the time such Mortgage Note is pledged to the Bank.

     "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the Borrower or a Subsidiary of the Borrower.

     "NET COLLATERAL DEFICIT" means, at any time, the amount, if any, by which the aggregate Collateral Value of all Eligible Collateral is exceeded by the outstanding principal balance of the Loan, as determined by Bank in its sole discretion.

     "NET INCOME" means, for any period of time, the net income appearing on an income statement of such Person prepared as of the end of such calendar quarter in accordance with GAAP.

     "NET WORTH" of any Person shall mean, as of any date, the total shareholder's equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

     "NON-AGENCY SERVICING ACCOUNTS" means any "account," as such term is defined in the UCC, now or hereafter owned by Borrower that arises from any Non-Agency Servicing Agreement, and shall include, to the extent not contained in such definition of "account", but shall not be limited to, all accounts receivable, contracts, book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Borrower under the Non-Agency Servicing Agreements (including under any trade names, styles or divisions thereof), all moneys due or to become due to Borrower under the Non-Agency Servicing Agreements for the performance of services by it, including, without limitation, all Rights of Borrower to enforce, collect and receive payments on such Non-Agency Servicing Accounts arising from Non-Agency Servicing Agreements and to bring an action to enforce such Non-Agency Servicing Accounts, the balance of every deposit account, now or hereafter acquired, of Borrower arising from Non-Agency Servicing Agreements and any other claim of Borrower arising from Non-Agency Servicing Agreements, now or hereafter existing and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing arising from Non-Agency Servicing Agreements.

     "NON-AGENCY SERVICING AGREEMENTS" means all agreements pursuant to which the Borrower undertakes to service Mortgage Notes and Mortgages or pools of Mortgage Notes and Mortgages for any Party other than an Agency which are acquired by Borrower.

     "NON-AGENCY SERVICING PAYMENTS" means all amounts payable or reimbursable to Borrower in connection with its Non-Agency Servicing Rights, including but not limited to, (i) amounts paid to Borrower directly by Agencies and (ii) amounts recoverable by Borrower directly out of custodial payments and other amounts in or for deposit into the Custodial Accounts, (iii) accounts recoverable by Borrower from advances made by Borrower pursuant to the Non-Agency Servicing Agreement, and (iv) the servicing income and fees payable to the Borrower under such Non-Agency Servicing Agreement.

     "NON-AGENCY SERVICING RECORDS" means all contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Non-Agency Servicing Agreements.

     "NON-AGENCY SERVICING RIGHTS" means all of the Borrower's right, title and interest in and under the Non-Agency Servicing Agreements, including, without limitation, the rights of the Borrower to income and reimbursement thereunder.

     "NOTE" has the meaning set forth in Section 2.3 hereof.

     "NOTICES" has the meaning set forth in Section 10.3 hereof.

     "OBLIGATIONS" shall mean all Indebtedness owed to Bank by Borrower or Guarantor under this Agreement and/or the Warehousing Credit Facility.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor to any or all of the Pension Benefit Guaranty Corporation's functions under ERISA.

     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "PLAN" shall mean any employee benefit plan or other plan which is subject to the provisions of Title IV of ERISA or to the minimum funding standards under
Section 412 of the Code and which is maintained for employees of Borrower or any Subsidiary of Borrower or any of their respective ERISA Affiliates.

     "PROPOSED INDEBTEDNESS" shall mean subordinated debt and approved gestation financing listed on EXHIBIT "K" after such indebtedness has been approved by Bank in its sole and absolute discretion after receiving certified copies of the proposed loan documents relating to such indebtedness and the executed loan documents pertaining to such indebtedness.

     "REDEMPTION AMOUNT" has the meaning set forth in Section 3.3 hereof.

     "REPORTABLE EVENT" shall mean a reportable event described in Section 4043 of ERISA or the regulations thereunder for which the 30-day notice is not waived by such regulations, a withdrawal from a Plan described in Section 4063 or 4064 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

     "REPURCHASE FACILITY" or "REPO FACILITY" shall mean a facility provided by a third party under which Borrower may purchase and originate Mortgage Loans pursuant to a written agreement with such third party defining Borrower's requirement to sell such Mortgage Loans to such third party and ultimately repurchase such Mortgage Loans from such third party at a later date.

     "REQUIREMENT OF LAW" as to any Person shall mean the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any arbitrator, court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "RESERVE REQUIREMENTS" means (a) the maximum aggregate reserve requirement imposed on Bank (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) that is imposed on non-personal time deposits of $100,000 or more, and (b) the net assessment rate per annum payable to the Federal Deposit Insurance Corporation (or any successor) for the insurance of domestic deposits of Bank during the calendar year in which such assessment rate is determined, as reasonably estimated by Bank.

     "RESIDENTIAL MORTGAGE LOAN" means a Mortgage Loan secured by a Mortgage covering improved real property containing a one- to four-family residence.

     "RESIDUAL FINANCING" shall mean committed or uncommitted agreements between Borrower and a third party providing for the financing of certain assets ("Residual Assets") created by the process of converting Mortgage Loans into securities and which represent Borrower's right to receive subsequent cash flows from such securities subject to the senior rights of the ultimate owners of such securities.

     "SALES AGREEMENTS" means all commitments and sales agreements with respect to all or any portion of any assets of Borrower relating to Agency Servicing Agreements, Agency Servicing Records, Agency Servicing Rights, Non-Agency Servicing Agreements, Non-Agency Servicing Records, Non-Agency Servicing Rights, Subservicing Contracts or any other Collateral.

     "SALES PROCEEDS" means, as to any sale of any Collateral including but not limited to sales of Servicing Rights, the gross proceeds paid or to be paid to or received by Borrower, whether paid or payable in cash or to be paid pursuant to the terms of an agreement or debt instrument, less the reasonable and necessary expenses of such sale as approved by Bank.

     "SECOND LIEN MORTGAGE LOAN" shall mean a Mortgage Loan which qualifies under the definition of Mortgage Collateral except for the fact that it is secured by a Mortgage which grants a perfected second-priority lien on residential real property consisting of land and a single family (1-4 family) dwelling thereon which is completed and ready for occupancy. Such Mortgage Loan shall be a Covered Mortgage Loan.

     "SERVICING AGREEMENT" means the rights and obligations of the Borrower, as servicer, pursuant to any Agency Servicing Agreements and any Non-Agency Servicing Agreements including but not limited to those identified on EXHIBIT "E" attached hereto or made part hereof, as the same may be revised from time to time, or such other servicing contracts to which Borrower is or may be a party, to administer, collect the payments for the reduction of principal and application of interest, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and any other obligations required by any Investor or Insurer in, of or for the Mortgage Loans pursuant to the Servicing Agreements, together with the right to receive the servicing fee and any ancillary fees arising from or connected to the Mortgage Loans.

     "SETTLEMENT ACCOUNT" shall mean the non-interest bearing demand checking account (ACCOUNT NO. 3940000973) established by Borrower with the Bank to be used for (i) the deposit of proceeds from the sale of Collateral and (ii) the payment of the Indebtedness evidenced by the Loan Documents.

     "STATEMENT DATE" has the meaning set forth in SECTION 4.1(a)(7) hereof.

     "SUBSERVICER" shall mean Compu-Link Loan Service, Inc. and Financial Collection Agencies of Pennsylvania, Inc. or any other Person acting as a subservicer for Borrower with respect to Non-Agency Servicing Agreements and/or Agency Servicing Agreements.

     "SUBSERVICING CONTRACTS" means any agreement between Borrower and any other party providing for the delegation of obligations and liabilities of Borrower under any Servicing Agreement to such third party including but not limited to those listed on EXHIBIT "L", whether now existing or hereafter entered into.

     "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned in any percentage by such Person.

     "TANGIBLE NET WORTH" of Borrower shall mean at any time, as determined by GAAP, an amount equal to the sum of (i) Borrower's Net Worth, minus (ii) the value of all assets of Borrower that would be characterized as Intangible Assets.

     "TOTAL LIABILITIES" of Borrower shall mean, as of any date, all amounts which would be included as liabilities on a balance sheet of Borrower as of such date prepared in accordance with GAAP.

     "UCC" shall mean the Uniform Commercial Code as adopted in the State of Texas, TEX. BUS. & COM. CODE ANN. (S)1.101 ET SEQ. (Vernon 1968 and Supp. 1991), as the same may hereafter be amended.

     "UNCERTIFICATED SECURITIES" shall have the meaning assigned to such term in the UCC.

     "VA" means the Department of Veterans Affairs and any successor thereto.

     "WAREHOUSING CREDIT FACILITY" means that certain line of credit from Bank to Borrower evidenced by that certain Loan Agreement by and between Borrower and Bank dated as of June 1, 1996, together with all amendments, modifications and extensions thereto.

     SECTION 1.2   OTHER DEFINITIONAL PROVISIONS.

          1.2(a)   All meanings defined in this Agreement shall have the above-
     defined meanings when used in the Note or any Loan Document, certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall otherwise require.

          1.2(b)   Defined terms used herein in the singular shall import the plural and vice versa.

          1.2(c)   The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          1.2(d)   Section, schedule and exhibit references herein are
     references to sections, schedules and exhibits to this Agreement unless otherwise specified.

          1.2(e)   As used herein, in the Note, or in any other Loan Document, certificate, report or other document made or delivered pursuant hereto, accounting terms relating to any Person and not specifically defined in this Agreement or otherwise shall have the respective meanings given to them under GAAP.

          1.2(f)   Unless otherwise specified herein, all times set forth herein are Dallas, Texas time.


                                  ARTICLE II
                                  THE CREDIT

     SECTION 2.1   THE COMMITMENT

          2.1(a)    Subject to the terms and conditions of this Agreement and
provided no Event of Default has occurred and no Default has occurred and is continuing, the Bank agrees, from time to time during the period from the date hereof to the Maturity Date (unless such period is earlier determined pursuant hereto) make Advances to, or on behalf of the Borrower or its designee, provided the total aggregate principal amount which is outstanding at any one time of all such ADVANCES SHALL NOT EXCEED SIXTEEN MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($16,666,600.00). The obligation of the Bank to make Advances hereunder up to such limits is hereinafter referred to as the "COMMITMENT". Within the Commitment, the Borrower may borrow, repay and reborrow. Notwithstanding the foregoing, the Bank shall not be obligated to make Advances hereunder at all or up to any specified aggregate limit unless the Borrower elects to pay the Commitment Fee specified in Section 2.11 hereof, in which event this Agreement shall govern any Advances that the Bank from time to time elects in its sole discretion to make to the Borrower.

          2.1(b)   Advances shall be used by the Borrower solely for the PURPOSE of financing the origination and retention of Title I Excess Servicing Rights related to FNMA Securities and the retention of Excess Interest Certificates generated by Borrower pursuant to the issuance of Bonds and Excess Interest Certificates by its Affiliate HOME SECURITIZATION TRUST I and shall be made at the request of the Borrower, in the manner hereinafter provided in SECTION 2.2, against the pledge of Eligible Collateral.

          2.1(c)    No Advance shall exceed the COLLATERAL VALUE of the Eligible
Collateral pledged in connection with such Advance.

          2.1(d)   NO NET COLLATERAL DEFICIT shall exist before or after such
Advance.

          2.1(e)   Borrower shall be IN COMPLIANCE with all provisions
contained in the Loan Documents including but not limited to those covenants stated on the Compliance Schedule.

     SECTION 2.2    PROCEDURES FOR OBTAINING ADVANCES.

          2.2(a)    The Borrower may obtain an Advance hereunder, subject to the satisfaction of the CONDITIONS set forth in SECTIONS 4.1 AND 4.2 hereof, upon compliance with the procedures set forth in this SECTION 2.2. Requests for Advances shall be initiated by the Borrower by delivering to the Bank a completed and signed request for an Advance (an "ADVANCE REQUEST") on the then current form therefor approved by the Bank. The current form in use by the Bank is set forth in EXHIBIT "C" hereto. The Bank shall have the right to revise or supplement approved forms of Advance Request by giving notice thereof to the Borrower.

          2.2(b)    Each Advance under this Agreement shall be in the aggregate amount of NOT LESS THAN $100,000.00. The obligation of the Bank to make any Advance is subject to the following further conditions precedent:

          (i) prior to 9:00 P.M. (Dallas, Texas time) on the Business Day FIVE (5) BUSINESS DAYS PRIOR to the Borrowing Date, Borrower shall give to the Bank telephonic or telecopy NOTICE of the amount of such Borrowing and prior to 10:30 A.M. (Dallas, Texas time) on the Business Day FIVE (5) BUSINESS DAYS prior to the Borrowing Date, Bank shall have received from the Borrower via telecopy or Federal Express an executed Advance Request;

          (ii) prior to the deadlines stated in SECTION 2.2(b)(i), Borrower shall deliver to the POSSESSION of the Bank all of the items required to be delivered to the Bank by SECTION 2.2(c);

          (iii) the REPRESENTATIONS AND WARRANTIES of Borrower contained in this Agreement or any Loan Document (other than those representations and warranties which are by their terms limited to the date of the agreement in which they are initially made) shall be true and correct in all material respects on and as of the date of such Advance;

          (iv) NO DEFAULT OR EVENT OF DEFAULT shall have occurred and be continuing as of the date of such Advance;

          (v) NO circumstance or event, as determined by the Bank in its reasonable discretion, having a MATERIAL ADVERSE EFFECT shall have occurred and be continuing;

          (vi) the FUNDING ACCOUNT and the SETTLEMENT ACCOUNT shall be established and in existence; and

          (vii)  no NET COLLATERAL DEFICIT shall exist.

          2.2(c)    The procedures to be followed by the Borrower in making an
Advance Request, are as follows. The Borrower shall provide to Bank at least FIVE (5) BUSINESS DAYS PRIOR to the Borrowing Date the following:

          (i) an APPRAISAL showing the Collateral Value for the NEW Eligible Collateral being pledged in connection with the Advance Request;

          (ii) if requested by Bank, an Appraisal showing the Collateral Value for all Eligible Collateral;

          (iii)  an executed ADVANCE REQUEST;

          (iv) (A) a true, correct and complete copy of the applicable SERVICING AGREEMENT or (B) THE ORIGINAL EXCESS INTEREST CERTIFICATES together with a true, correct and complete copy of the private placement memorandum, the Indenture and all other relevant documents relating to the Excess Interest Certificates;

          (v) such amendments to Loan Documents as are deemed necessary by Bank in its sole discretion to grant Bank a PERFECTED FIRST LIEN security interest in the Collateral including Financing Statements;

          (vi)   ACKNOWLEDGMENT AGREEMENTS for the applicable Servicing
     Agreements;

          (vii)  a UCC SEARCH for all applicable jurisdictions; and

          (viii) a BORROWING BASE REPORT (herein so called) in the form attached hereto as EXHIBIT "D".

          2.2(d) Before funding any Advance, the Bank shall have a reasonable time to examine each Advance Request and the Collateral Documents to be delivered prior to the Advance, and may reject any Advance Request or Collateral Document that does not meet the requirements of this Agreement.

          2.2(e) To make an Advance, the Bank shall transfer funds to the Borrower's Funding Account in the amount of the Advance in accordance with the procedures described herein.

          2.2(f) All Advances under this Agreement shall constitute a single indebtedness and all of the Collateral shall be security for the Note and for the performance of all obligations of the Borrower to the Bank.

     SECTION 2.3 NOTE. The Borrower's obligation to pay the principal of, and interest on, all Advances made by the Bank shall be evidenced by the promissory note (the "NOTE") of the Borrower dated as of the date hereof substantially in the form of EXHIBIT "A" attached hereto. The term "NOTE" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are incorporated herein.

     SECTION 2.4  INTEREST & TRANSACTION FEES.

          2.4(a) The unpaid amount of each Advance shall bear INTEREST, from the date of such Advance until paid in full, at the rate per annum equal to the lesser of (a) the Maximum Rate or, (b) the rate of interest, from time to time, which is equal to (1) THE SUM OF FOUR AND ONE HALF PERCENT (4.50%) PER ANNUM PLUS THE LIBOR RATE in the case of Advances secured by a pledge of FNMA SERVICING or (2) THE SUM OF THREE AND THREE QUARTERS PERCENT (3.75%) PER ANNUM PLUS THE LIBOR RATE in the case of Advances secured by a pledge of EXCESS
INTEREST CERTIFICATES.   The interest rate shall be computed on the basis of a
360 day year applied to the actual number of days elapsed in each interest calculation period. The interest rate will be adjusted as of the effective date of each change in the LIBOR Rate.

          2.4(b) All interest shall be payable to the Bank as provided in the Note.

          2.4(c) The holder of the Note is hereby authorized to record the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of the Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Borrower hereunder or thereunder.

     SECTION 2.5 PRINCIPAL PAYMENTS.

          2.5(a) The outstanding PRINCIPAL amount of each Advance shall be payable in full upon the earliest to occur of (i) demand, or (ii) Maturity Date.

          2.5(b) The Borrower shall have the right to PREPAY the outstanding Advances in whole or in part, from time to time, without premium or penalty or advance notice.

          2.5(c) The Borrower shall be OBLIGATED TO PAY to the Bank, without the necessity of prior demand or notice from the Bank, and the Borrower authorizes the Bank to charge its account for, the amount of any outstanding Advance attributable to the Eligible Collateral or sales proceeds from Collateral, upon the occurrence of any of the following events:

                 (1) Upon SALE of any Collateral or the receipt of any sales proceeds by Borrower;

                 (2) Any OBLIGOR of a Mortgage Loan serviced under the Eligible Collateral shall have contested the validity of the Mortgage Loan pursuant to the Federal Truth in Lending Act, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, or any other federal or state law or regulation, or any such Mortgage Loan shall have been rescinded, or the Bank, in its reasonable judgment, determines that such Mortgage Loan is not in compliance with applicable federal and/or state laws or regulations;

                 (3) Any Mortgage securing a MORTGAGE LOAN serviced under the Eligible Collateral shall not continue to be (A) a valid and enforceable Lien (of the priority represented to Bank) on the mortgaged property covered thereby, and in compliance with all laws applicable thereto, (C) in full force and effect, and (C) fully serviced by Borrower (including the collection of all amounts due thereon) or a Subservicer approved by Bank in its sole discretion; or

                 (4) Any Mortgage Loan serviced under the Eligible Collateral CEASES TO CONFORM to the eligibility requirements published and established from time to time by FNMA or a private Investor approved by Bank in its sole discretion.

          2.5(d).THE BORROWER SHALL BE OBLIGATED TO PAY TO THE BANK BY DIRECT WIRE TRANSFER FROM ITS PURCHASER TO BANK, WITHOUT THE NECESSITY OF PRIOR DEMAND OR NOTICE FROM THE BANK, ALL SALES PROCEEDS FROM THE SALE OF ANY COLLATERAL. ALL CONTRACTS RELATING TO THE SALE OF ANY OF THE COLLATERAL SHALL CONTAIN AS AN EXHIBIT THE ACKNOWLEDGMENT ATTACHED HERETO AS EXHIBIT "J" AND SHALL NOT BE EXECUTED UNLESS BORROWER DELIVERS TO BANK PRIOR TO EXECUTION OF THE SALES CONTRACT BY BORROWER, A FULLY EXECUTED ACKNOWLEDGMENT.

          2.5(e).Upon the occurrence of a NET COLLATERAL DEFICIT, Borrower shall make a principal prepayment in an amount sufficient to eliminate such Net Collateral Deficit within one (1) business day of the occurrence of the existence of such Net Collateral Deficit.

     SECTION 2.6 EXPIRATION AND/OR TERMINATION OF COMMITMENT

          2.6(a) Unless terminated earlier as permitted hereunder, the Commitment shall expire of its term, and without the necessity of action by the Bank, on the MATURITY DATE.

          2.6(b) The Bank shall have the right, without cause, AT ANY TIME to terminate the Agreement on not less than THIRTY (30) DAYS' NOTICE to the Borrower.

          2.6(c) The Bank shall have the right to terminate this Agreement and any line of credit extended to the Borrower pursuant to the terms of this Agreement, upon any MATERIAL ADVERSE EFFECT in the Borrower's financial condition as defined by the Bank in its reasonable discretion during the term of this Agreement. Such a

Material Adverse Effect of financial condition will include, but shall not be limited to the occurrence of any one or more of the events listed in SECTION 6.6 hereto.

     SECTION 2.7 CONCERNING THE FUNDING ACCOUNT, THE SETTLEMENT ACCOUNT AND THE OPERATING ACCOUNT. The Borrower hereby expressly acknowledges that the Funding Account, the Settlement Account and the Operating Account are subject in all respects to the right of OFFSET in favor of the Bank granted under SECTION
10.19.  Further, it is expressly agreed that:

          2.7(a) the FUNDING ACCOUNT shall be subject to the sole dominion and control of the Bank who shall disburse amounts from time to time on deposit therein in accordance with the terms of this Agreement;

          2.7(b) the SETTLEMENT ACCOUNT shall be subject to the sole dominion and control of the Bank who shall disburse amounts from time to time on deposit therein in accordance with the terms of this Agreement;

          2.7(c) subject to the right of offset in favor of the Bank, the OPERATING ACCOUNT shall be subject to the sole dominion and control of the Borrower;

          2.7(d) nothing other than proceeds of Advances shall be deposited in the FUNDING ACCOUNT; and

          2.7(e) the SETTLEMENT ACCOUNT shall only be used for (i) proceeds from the sale or other disposition of Collateral and (ii) the payment of the Indebtedness evidenced by the Loan Documents.

     SECTION 2.8 REPRESENTATIONS AND WARRANTIES REGARDING MORTGAGE NOTES. Effective with the delivery of the Advance Request, the Borrower represents and warrants to Bank with respect to each Mortgage Note serviced pursuant to the Collateral that:

          2.8(a) The Borrower (and, if the Borrower did not originate the loan evidenced by such Mortgage Note, to the best of Borrower's knowledge, the originator of such loan) complied, and the Mortgage Collateral comply, in all material respects with all applicable REQUIREMENTS OF LAW, including, without limitation, (i) any usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, as amended, (iii) the Equal Credit Opportunity Act, as amended, (iv) the Federal Truth in Lending Act, as amended, (v) Regulation Z of the Board of Governors of the Federal Reserve System, as amended, and (vi) any consumer protection laws;

          2.8(b) the full Face Amount of such Mortgage Note (less any discount points paid by or on behalf of the borrower under such Mortgage Note) was FUNDED to the borrower thereunder and any such discount points paid were normal and customary;

          2.8(c) the Mortgage related to such Mortgage Note creates a perfected FIRST-PRIORITY LIEN (or second-priority Lien in the case of Second Lien Mortgage Loan, or inferior priority lien in the case of a FNMA Title I Loan) on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the title policy relevant thereto (only if required by FNMA or the Investor, if not FNMA) and the other Mortgage documents relevant thereto comply in all respects with the requirements of the Investor; and

          2.8(d) the Mortgage Loan QUALIFIES under the definition of Mortgage Loan.

     SECTION 2.9 METHOD OF MAKING PAYMENTS.

          All payments hereunder shall be received by the Bank on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the office of the Bank, at 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225, to the Settlement Account or at such other place as the Bank from time to time shall designate. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, the interest thereon shall be payable at the applicable rate during such extension. Funds received by the Bank after 12:00 NOON (DALLAS, TEXAS TIME) on a Business Day shall be deemed to have been paid by the Borrower on the next succeeding Business Day.

     SECTION 2.10 LATE PAYMENT FEES. In the event the Borrower fails to make any payment (whether of principal, interest or any other sum) on the date such payment is due and payable hereunder or under the Note, and such failure continues for more than five (5) days, the Borrower shall pay to the Bank, upon demand therefor, a late payment fee equal to five percent (5%) of the amount of such payment.

     SECTION 2.11 COMMITMENT FEE. As a condition to obtaining the Commitment, the Borrower agrees to pay to the Bank the Commitment Fee in advance in the following manner (i) $3,750.00 each on NOVEMBER 8, 1996 and JANUARY 1, 1997,
(ii) on FEBRUARY 25, 1997 in the amount of $944.44, (iii) equal payments of $6,250.00 EACH on APRIL 1, 1997 AND JULY 1, 1997, (iv) on OCTOBER 1, 1997 in the amount of $10, 417.00, and (v) ON THE FIRST DAY OF EACH CALENDAR QUARTER THEREAFTER equal payments of $10,417.00 EACH.

     SECTION 2.12 YIELD PROTECTION. If at any time after the date hereof, and from time to time, the Bank reasonably determines that the adoption or modification of any applicable law, rule or regulation regarding taxation, Bank's required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation, administration or compliance of Bank with any of such requirements, has or would have the effect of (a) increasing Bank's costs relating to the obligation hereunder, or (b) reducing the yield or rate of return of Bank on the obligation hereunder, to a level below that which Bank could have achieved but for the adoption or modification of any such requirements, the Borrower shall, within thirty (30) days of any request by Bank, either (i) agree in writing to pay to Bank such additional amounts as Bank reasonably determines is necessary to maintain the yield, rate of return and/or level of Bank's costs, which Bank would have achieved but for the above-referenced adoption or modification of applicable law, rule or regulation or (ii) pay in full all sums owed hereunder including all principal, interest, expenses and fees and deliver to the Bank notification that the Bank shall have no further obligation to make Advances hereunder and that the Bank shall have no further obligations to Borrower hereunder. No failure by Bank to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Bank's right to demand payment of such amounts at any subsequent time. Such additional amounts shall not be charged retroactively, that is all such additional amounts shall only be charged for that period of time following the thirty (30) day notice period required in this paragraph. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law.


                                  ARTICLE III
                                  COLLATERAL

     SECTION 3.1 ASSIGNMENTS AND GRANT OF SECURITY INTEREST. As security for the payment of the Note and for the performance of all of the Borrower's monetary and non-monetary obligations (collectively, the "OBLIGATIONS") hereunder and under the Warehousing Credit Facility, the Borrower hereby grants to the Bank a security interest in all rights and interest of the Borrower in and to the following described property whether now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising (collectively, the "COLLATERAL"):

          3.1(a)   all Accounts and General Intangibles, relating to the
     following;

          3.1(b)   FNMA Servicing Rights.

          3.1(c)   FHLMC Servicing Rights.

          3.1(d)   GNMA Servicing Rights.

          3.1(e)   Agency Servicing Rights.

          3.1(f)   Agency Servicing Records.

          3.1(g)   Borrower's rights under any Subservicing Contracts including but not limited to Borrower's right to receive payments under any Subservicing Contracts.

          3.1(h)   Agency Servicing Accounts.

          3.1(i)   All Agency Servicing Payments.

          3.1(j)   Non-Agency Servicing Accounts.

          3.1(k)   Non-Agency Servicing Agreements.

          3.1(l)   Non-Agency Servicing Payments.

          3.1(m)   Non-Agency Servicing Records.

          3.1(n)   Non-Agency Servicing Rights.

          3.1(o)   All rights of Borrower in and to the Custodial Accounts.

          3.1(p)   All Sales Agreements.

          3.1(q)   All Sales Proceeds.

          3.1(r)   All Excess Interest Certificates in the possession
          (constructive or actual) of Bank or listed on SCHEDULE C-I of an Advance Request.

          3.1(s)   the Funding Account, the Operating Account and the Settlement
Account.

          3.1(t)   All guaranties, indemnifications, security documents, and
     other AGREEMENTS, documents and instruments relating to the Agency Servicing Agreements and the Non-Agency Servicing Agreements by which the Persons executing the same guarantee or collateralize, among other things, payment or performance of any, and all of the Agency Servicing Agreements and the Non-Agency Servicing Agreements described above or protect Borrower against loss relating to the Agency Servicing Agreements and the Non-Agency Servicing Agreements described above.

          3.1(u)   All accounting information, ledger sheets, files, RECORDS, documents, and any other media (including, without limitation, computer programs, tapes and related electronic data and processing software) in which or on which any of the information, knowledge, data, or records may be recorded or stored relating to the Agency Servicing Agreements and the Non-Agency Servicing Agreements, that evidence Borrower's interest in or relate to any and all of the Agency Servicing Agreements and the Non-Agency Servicing Agreements described above (including, without limitation, all information, data, programs, tapes, disks, and cards necessary to administer and service any Mortgage Loans with respect to which Borrower has Agency Servicing Rights and Non-Agency Servicing Rights).

          3.1(v)   ALL PERSONAL PROPERTY, contract rights, accounts receivable, accounts and general intangibles (including, without limitation, the right to receive payments and deposits of any kind under or in connection with the Agency Servicing Agreements and the Non-Agency Servicing Agreements and other Collateral) of whatsoever kind relating to the Collateral, including, without limitation, the right to receive all hazard, private mortgage and title insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Collateral.

          3.1(w)   all of Borrower's property INSURANCE maintained upon and
     protecting the assets and property described above.

          3.1(x)   all files, documents, instruments, surveys, certificates,
     correspondence, APPRAISALS, computer programs, tapes, disks, cards, accounting records and other records, information and data of Borrower relating to any of the foregoing.

          3.1(y)   all PRODUCTS AND PROCEEDS (including, without limitation,
     insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, all and any of the property described above.

     Upon the request of the Bank, the Borrower shall execute any further document or instrument requested by the Bank to further evidence or effectuate the assignments set forth in this subparagraph.

     The SECURITY INTEREST created by this Agreement with respect to FNMA Servicing Rights, is SUBJECT TO and subordinate to all rights, powers and prerogatives of FNMA under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement with respect to such security interest, by and between FNMA, Homeowners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. (the "DEBTOR") and Guaranty Federal Bank, F.S.B. (the "SECURED PARTY"), (ii) the Mortgage Selling and Servicing Contract and all applicable pool purchase contracts between FNMA and the Debtor, and (iii) the selling guide, servicing guide and other guides as each of such guides is amended from time to time ((ii) and (iii) collectively, the "FNMA CONTRACT"), which rights, powers and prerogatives include, without limitation, the right of FNMA to terminate the FNMA Contract with or without cause and the right to sell or have transferred, the servicing rights as therein provided.

     Bank grants to Borrower a LICENSE to receive, retain and spend for its own account all Agency Servicing PAYMENTS and Non-Agency Servicing Payments until the occurrence of an Event of Default or a Default. Prior to a Default or Event of Default, upon receipt by the Borrower of any Agency Servicing Payments and Non-Agency Servicing Payments, such Agency Servicing Payments shall be released from the security interest and lien of the Bank hereunder and shall no longer constitute Collateral hereunder.

     SECTION 3.2 DELIVERY OF ADDITIONAL COLLATERAL OR MANDATORY PREPAYMENT. In the event that the Bank shall determine at any time that the Collateral Value of the Eligible Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Borrower shall immediately (a) deliver to the Bank for pledge hereunder Collateral satisfactory to the Bank in its sole and absolute discretion and/or cash, in aggregate amounts sufficient to cover the difference between the Collateral Value of the Eligible Collateral pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Eligible Collateral pledged hereunder.

     SECTION 3.3 REDEMPTION PURSUANT TO SALE. Provided no Event of Default has occurred and no Default has occurred and is continuing, the Borrower may, in connection with a sale (if approved by Bank) of Collateral, redeem Collateral from pledge, by paying to the Bank, for application to prepayment of the principal balance of the Note, an amount (the "REDEMPTION AMOUNT") equal to (i) as to ELIGIBLE COLLATERAL, the greater of (a) the Collateral Value of the Collateral to be released, or (b) the amount of the Advance made with respect to such Collateral or (ii) in the case of all other Collateral, all sales proceeds payable to the Borrower. Amounts payable to the Borrower for the purchase of any Collateral shall be paid directly to the Bank into the "SETTLEMENT ACCOUNT" which account shall be under the sole dominion and control of Bank. In connection with all such sales, the purchaser of Collateral as a condition precedent to such sale shall execute the Purchaser's Acknowledgment in the form attached hereto as EXHIBIT "J". A security interest granted to the Bank in such Collateral shall continue in effect until such time as the Bank shall have received the Redemption Amount. Any and all sales contracts shall be approved by Bank in its reasonable discretion.

     SECTION 3.4 RELEASE OF COLLATERAL. The Borrower may obtain the release from Bank of the security interest in and lien on all of the Collateral at any time by paying to the Bank as a repayment hereunder, all amounts owed to the Bank hereunder and provided further that all obligations of Borrower to Bank have been satisfied. Any such release of the security interest in and the lien to all of the Collateral shall be evidenced by the execution and delivery by the Bank of an appropriate document to evidence such a release and a form of UCC financing statement release for such collateral being so released and an acknowledgment by Borrower that the Bank has no further obligations (including the advance of funds) under this line of credit.


                                  ARTICLE IV
                             CONDITIONS PRECEDENT

     SECTION 4.1 INITIAL ADVANCE. The obligation of the Bank to make the initial Advance is subject to the satisfaction, in the sole discretion of the Bank, on or before the date thereof of the following conditions precedent:

          4.1(a)   The Bank shall have received the following, all of which
must be satisfactory in form and content to the Bank, in its sole discretion:

                   (1) The NOTE duly executed by the Borrower in the form attached as EXHIBIT "A";

                   (2) The GUARANTY, in the form attached hereto as EXHIBIT "B", duly executed by the Guarantor;

                   (3) Certified copies of the Borrower's articles of incorporation and bylaws, an OMNIBUS CERTIFICATE and certificates of existence, good standing and qualification to do business in every jurisdiction in which such qualification is required of Borrower dated no less recently than three (3) months prior to the date of the initial Advance;

                   (4) A written OPINION of counsel to the Borrower and the Guarantor in form and content satisfactory to the Bank, dated as of, or prior to, the date of the initial Advance, addressed to the Bank, substantially in the form attached hereto as EXHIBIT "H".

                   (5) An original RESOLUTION of the board of directors of the Borrower, certified as of the date of the initial Advance by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the Note, and all other instruments or documents to be delivered by the Borrower pursuant to this Agreement;

                   (6) A certificate of the Borrower's corporate secretary as to the INCUMBENCY and authenticity of the signatures of the officers of the Borrower executing this Agreement and the Note and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Bank being entitled to rely thereon until a new such certificate has been furnished to the
Bank);

                   (7) A true, correct and complete copy of the original independently audited FINANCIAL STATEMENTS of the BORROWER (and its Subsidiaries, on a consolidated basis) for the most recent fiscal year end containing a balance sheet and related statements of income and retained earnings (the "STATEMENT DATE") and changes in financial position for the period ended on the Statement Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and acceptable to the Bank and attached to a "CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS" in the form attached hereto as EXHIBIT "I";

                   (8) FINANCIAL STATEMENTS of the GUARANTOR, executed by Guarantor, dated no less recently than three (3) months prior to the date of the initial Advance and attached to a "Certificate Accompanying Financial Statements" in the form attached hereto as EXHIBIT "I";

                   (9) Five (5) original ACKNOWLEDGMENTS in the form attached hereto as EXHIBIT "J" endorsed in blank;

                   (10) Copies of the Borrower's errors and omissions INSURANCE policy or mortgage impairment insurance policy and blanket bond coverage policy, all in form and content satisfactory to the Bank, showing compliance by the Borrower as of the date of the initial Advance with the related provisions of
SECTION 6.9 hereof;

                   (11) ACKNOWLEDGMENT AGREEMENT executed by Borrower and Bank and within thirty (30) days of the date hereof by FNMA;

                   (12) FNMA POWER OF ATTORNEY executed by Borrower;

                   (13) ACKNOWLEDGMENT AGREEMENT executed by Borrower and Bank and FHLMC within thirty (30) days of Borrower's approval as a seller/servicer by such agency;

                   (14) FHLMC POWER OF ATTORNEY executed by Borrower within thirty (30) days of Borrower's approval as a seller/servicer by such agency;

                   (15) ACKNOWLEDGMENT AGREEMENT executed by Borrower and Bank and by GNMA within thirty (30) days of Borrower's approval as a seller/servicer by such agency;

                   (16) GNMA POWER OF ATTORNEY executed by Borrower within thirty (30) days of Borrower's approval as a seller/servicer by such agency;

                   (17) UCC-1 FINANCING STATEMENT and UCC-1 search showing no financing statements filed of record in the State of Texas except for those acceptable to Bank in its sole discretion;

                   (18) Certified copies of the most recent applicable AGENCY CERTIFICATIONS with seller/servicer numbers and FHA and VA certificates;

                   (19) Copies of all SERVICING AGREEMENTS with all Agencies and Investors; and

                   (20) Copies of the certificates, documents or other written instruments which evidence the Borrower's eligibility described in SECTION 5.27 hereof, all in form and substance satisfactory to the Bank.

     ITEMS 13, 14, 15 AND 16 SHALL NOT BE REQUIRED FOR THE INITIAL ADVANCE BUT SHALL BE REQUIRED FOR ANY ADVANCE AFTER THE DATE OF THE BORROWER'S APPROVAL AS A SELLER/SERVICER, AS APPLICABLE, BY FHLMC OR GNMA.

     SECTION 4.2 EACH ADVANCE. The obligation of the Bank to make the initial and each subsequent Advance is subject to the satisfaction, in the sole discretion of the Bank, as of the date of each such Advance, of the following additional conditions precedent:

          4.2(A)    The Borrower shall have delivered to the Bank the ADVANCE
REQUEST, and Collateral Documents called for under, and shall have satisfied the procedures set forth in, SECTION 2.2 hereof and the applicable Exhibits hereto described in those Sections. All items delivered to the Bank must be satisfactory to the Bank in form and content, and the Bank may reject such of them as do not meet the requirements of this Agreement.

          4.2(B)    The Bank shall have received evidence satisfactory to it as to the due filing and RECORDING in all appropriate offices of all FINANCING STATEMENTS and other instruments as may be necessary to perfect the security interest of the Bank in the Collateral under the Uniform Commercial Code of the State of Texas or other applicable law.

          4.2(C)    The REPRESENTATIONS AND WARRANTIES of the Borrower contained in ARTICLE V hereof shall be true and correct in all material respects as if made on and as of the date of each Advance.

          4.2(D)    The Borrower and the Guarantor shall have PERFORMED ALL
AGREEMENTS to be performed by them hereunder and under the Guaranty, respectively, and after giving effect to the requested Advance, there shall exist no Default hereunder.

          4.2(E)    The Borrower shall not have (i) incurred any MATERIAL
LIABILITIES, direct or contingent, other than in the ordinary course of its business, since the dates of the Borrower's most recent financial statements theretofore delivered to the Bank or (ii) experienced any other MATERIAL ADVERSE CHANGE in its business or operations.

          4.2(F)    The Bank shall have received from counsel for the Borrower and the Guarantor, if requested by the Bank in its sole discretion, an UPDATED OPINION, in form and substance satisfactory to the Bank, addressed to the Bank and dated as of the date of such Advance, covering such of the matters set forth in SECTION 4.1(A)(4) hereto as the Bank may reasonably request.

          Acceptance of the proceeds of the requested Advance by the Borrower shall be deemed a representation by the Borrower that all conditions set forth in this SECTION 4.2 shall have been satisfied as of the date of such Advance.


                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Bank to enter into this Agreement and make each Advance, the Borrower hereby represents and warrants to the Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

          SECTION 5.1 ORGANIZATION: GOOD STANDING; SUBSIDIARIES. The Borrower and each Subsidiary of the Borrower and Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of the business in which it is engaged and is or will be qualified in those states where it proposes to transact business in the future. The Borrower has no Subsidiaries except as set forth on EXHIBIT "G" hereto. EXHIBIT "G" sets forth the name of each such Subsidiary, place of incorporation, each state in which qualified as a foreign corporation, and the percentage ownership of the capital stock of each such Subsidiary by the Borrower.

          SECTION 5.2 AUTHORIZATION AND ENFORCEABILITY. The Borrower has the power and authority to execute, deliver and perform this Agreement, the Note and all other documents contemplated hereby or thereby. The Guarantor has the power and capacity to execute, deliver and perform the Guaranty. The execution, delivery and performance by the Borrower of this Agreement, the Note and all other documents contemplated hereby or thereby and the making of the borrowing hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Borrower (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of incorporation or by-laws of the Borrower, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrower, or result in or require the acceleration of any indebtedness of the Borrower pursuant to any agreement, instrument or indenture to which the Borrower is a party or by which the Borrower or its property may be bound or affected. This Agreement, the Note and all other documents contemplated hereby or thereby and the Guaranty constitute legal, valid, and binding obligations of the Borrower or of the Guarantor, respectively, enforceable in accordance with their respective terms.

          SECTION 5.3 PRIORITY OF LIENS. The Bank has a valid, enforceable, perfected, first priority Lien and security interest in the Collateral heretofore delivered to the Bank by the Borrower and upon delivery to the Bank of each Advance Request, the Bank shall have a valid, enforceable, perfected, first priority Lien and Security Interest in the Collateral identified therein or delivered therewith.

          SECTION 5.4 APPROVALS. The execution and delivery of this Agreement, the Note and all other documents contemplated hereby or thereby and the performance of the Borrower's obligations hereunder and thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority.

          SECTION 5.5 FINANCIAL CONDITION. Borrower has delivered to the Bank copies of the balance sheets of Borrower and Guarantor dated JUNE 30, 1997 and the related statements of income, stockholders' equity and changes in financial position for the year ended such date; such financial statements fairly present the financial condition of Borrower and Guarantor as of such date and have been prepared in accordance with GAAP, subject to normal year-end adjustments; as of the date thereof, there were no obligations, liabilities or Indebtedness (including material contingent and indirect liabilities and obligations or unusual forward or long-term commitments) of Borrower or Guarantor which are not reflected in such financial statements; no change having a Material Adverse Effect has occurred since the date of such financial statements.

          SECTION 5.6 FULL DISCLOSURE. There is no material fact that Borrower or Guarantor have not disclosed to the Bank which could adversely affect the properties, business, prospects or condition (financial or otherwise) of Borrower or Guarantor or could adversely affect the Collateral. Neither the financial statements nor any certificate or statement delivered herewith or heretofore by Borrower or Guarantor to the Bank in connection with negotiation of this Agreement, contains any untrue statement of material fact.

          SECTION 5.7 MATERIAL AGREEMENTS. Borrower is not in default (and no event exists which with notice or the passage of time could become a default) under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound including but not limited to the Loan Documents.

          SECTION 5.8 NO LITIGATION. There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower, which either individually or in the aggregate would have a Material Adverse Effect.

          SECTION 5.9 TAXES. All tax returns required to be filed by the Borrower in any jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a Lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Borrower. The Borrower has no knowledge of any proposed tax assessment against Borrower.

          SECTION 5.10 PRINCIPAL OFFICE, ETC., TAXPAYER IDENTIFICATION NUMBER. The principal office, chief executive office and principal place of business of Borrower is at 6836 AUSTIN CENTER BLVD., SUITE 280, AUSTIN, TEXAS 78731. Borrower's mailing address is 6836 AUSTIN CENTER BLVD., SUITE 280, AUSTIN, TEXAS 78731. Borrower's taxpayer identification number is 74-2674353.

          SECTION 5.11  EMPLOYEE BENEFIT PLANS.

          (A) Neither Borrower nor any Subsidiary of Borrower, nor any of their respective ERISA Affiliates, nor any Plan, is in material violation of any provision of ERISA or any other applicable state or federal law, including the Code.

          (B) No Prohibited Transaction or Reportable Event has occurred with respect to any Plan.

          (C) No notice of intent to terminate a Plan has been filed within the 24-month period preceding the date hereof, nor has any Plan been terminated under Section 4041(c) of ERISA.

          (D) The PBGC has not instituted proceedings to terminate, or appoint a trustee to administer, any Plan and no event or condition has occurred or exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          (E) Neither Borrower nor any Subsidiary of Borrower, nor any of their respective ERISA Affiliates has incurred or expects to incur any withdrawal liability to any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

          (F) Each Plan meets the minimum funding requirements of Section 412 of the Code and no waiver from such minimum funding requirements has been applied for or approved pursuant to Section 412(d) of the Code.

          (G) No fact exists that could result in any material liability other than as disclosed on Borrower's financial statements) to Borrower relating to any former Plan.

          (H) No amendment to any Plan has been adopted such that security is required to be given pursuant to Section 401(a)(29) of the Code, and no lien exists under Section 412(n) of the Code with respect to any Plan.

          (I) With respect to each Plan, the value of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) does not exceed $50,000.

          (J) Neither the Borrower nor any Subsidiary of Borrower maintains any plan, arrangement, or commitment which provides medical or dental benefits to an employee or the employee's dependents after the employee terminates employment, other than as provided in the continuation coverage provisions of the Code and ERISA.

     SECTION 5.12 OWNERSHIP. HomeCapital Investment Corporation owns, beneficially and of record, 100% of the issued and outstanding shares of each class of the stock of Borrower.

     SECTION 5.13 SUBSIDIARIES. As of the date hereof, Borrower has no subsidiaries other than Home Securities One L.L.C. and Home Securitization Trust
I. As of the date hereof, Borrower does not own, directly or indirectly, any interest in any Person, other than Home Securities One L.L.C. and Home Securitization Trust I which are special purpose entities created and owned by Borrower in connection with the securitization or financing of the Borrower's assets.

     SECTION 5.14 INDEBTEDNESS. As of the date hereof, Borrower has no Indebtedness outstanding other than the Note and the Indebtedness listed on EXHIBIT "K".

     SECTION 5.15   PERMITS, PATENTS, TRADEMARKS, ETC.

     (A) Borrower has ALL permits and licenses NECESSARY for the operation of its business, except where the failure to have such permits or licenses does not have a Material Adverse Effect upon the operation of its business.

     (B) Borrower owns or possesses (or is licensed or otherwise has the necessary right to use) all patents, trademarks, service marks, trade names and copyrights, technology, know-how and processes, and all rights with respect to the foregoing, which are necessary for the operation of its business, without any known material conflict with the rights of others. The consummation of the transactions contemplated hereby will not alter or impair in any material respect any of such rights of Borrower.

     SECTION 5.16 STATUS UNDER CERTAIN FEDERAL STATUTES. Borrower is not (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (b) a "public utility", as such term is defined in the Federal Power Act, as amended, (c) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1949, as amended, or (d) a "rail carrier", or a "person controlled by or affiliated with a rail carrier", within the meaning of Title 49, U.S.C., and Borrower is not a "carrier" to which 49 U.S.C. (S) 11301(b)(1) is applicable.

     SECTION 5.17 SECURITIES ACTS AND SECURITIES CREDIT TRANSACTION REGULATIONS. The Borrower has not issued any unregistered securities in violation of the Securities Act of 1933, as amended, or of any other Requirement of Law, and is not violating any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Borrower is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note. The Borrower is not a party, whether as a customer or a creditor, to any transaction that is subject to the Securities Credit Transaction Regulations.

     SECTION 5.18 NO APPROVALS REQUIRED. Other than consents and approvals previously obtained and actions previously taken, neither the execution and delivery of this Agreement, the Note and the Loan Documents, nor the consummation of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, or the registration, recording or filing by Borrower of any document with, or the taking of any other action in respect of, any Person.

     SECTION 5.19 NO INSIDER. Neither the Borrower nor any Person having "control" (as defined in 12 U.S.C. (S)375(b)(9) and the regulations promulgated pursuant thereto) of the Borrower is, an "executive officer," "director," or "principal shareholder" (as such terms are defined in 12 U.S.C. (S)375(b)(9) and the regulations promulgated pursuant thereto) of any Bank, of any bank holding company of which any Bank is a Subsidiary, or of any Subsidiary of any bank holding company of which any Bank is a Subsidiary.

     SECTION 5.20 GOVERNMENTAL REQUIREMENTS. Borrower is in compliance with all Requirements of Law, the non-compliance of which would have a Material Adverse Effect.

     SECTION 5.21 SOLVENCY. Borrower is not "insolvent" on the date hereof (that is, the sum of Borrower's absolute and contingent liabilities, including Borrower's obligations to the Bank, does not exceed the fair market value of Borrower's assets). Borrower's capital is adequate for the businesses in which Borrower is engaged and intends to be engaged. Borrower has not hereby incurred, nor does Borrower intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

     SECTION 5.22 ASSUMED NAMES. Since the date which is five (5) years prior to the date hereof, the Borrower has not engaged in any business under any name, assumed name or trade name other than HomeOwners Mortgage & Equity, Inc., a Delaware corporation d/b/a Home, Inc. or Home Improvement Mortgage, Inc.

     SECTION 5.23 COMPLIANCE WITH LAWS. Neither the Company nor any Subsidiary of the Borrower is in violation of any Requirement of Law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Borrower as a whole.

     SECTION 5.24 USE OF PROCEEDS; MARGIN STOCK. The proceeds of the Advances shall be used by Borrower solely for the funding of Borrower's general working capital purposes. In no event shall the funds from any Advance be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. 207, as amended) or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or Regulation U or Regulation T (12 C.F.R. 220, as amended) or Regulation Z (12 C.F.R. 224, as amended) or any other regulation of such board. Neither Borrower nor any Person acting on behalf of Borrower shall take any action in violation of Regulation U or Regulation X or shall violate Section 7 of the Securities Exchange Act of 1933 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect or engage in any transaction which is subject to the Securities Credit Transaction Regulations.

     SECTION 5.25 INVESTMENT COMPANY ACT. The Borrower is not an "investment company," or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 5.26 TITLE TO PROPERTIES. The Borrower and each Subsidiary of the Borrower has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in
SECTION 5.5 hereof, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

     SECTION 5.27 ELIGIBILITY. The Borrower has all state and local permits, licenses, approvals, registrations and qualifications which it is required to have in order to make, purchase, sell or service the Mortgage Loans. The Borrower, if approved, is qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

          5.27(A)   HUD approved lender, eligible to originate, purchase, hold, sell and service FHA-insured Mortgage Loans (and to participate in HUD's Direct Endorsement Mortgage Insurance Program).

          5.27(B)   FNMA approved seller/servicer of FNMA Title I Mortgage
Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

          5.27(C)   Borrower in good standing under the VA loan guarantee
program eligible to originate (on an "automatic" basis), purchase, hold, sell and service VA guaranteed Mortgage Loans.

     SECTION 5.28 SPECIAL REPRESENTATIONS CONCERNING COLLATERAL. The Borrower hereby represents and warrants to the Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

          5.28(A)   The Borrower owns the Collateral FREE AND CLEAR OF ANY LIEN, security interest, charge or encumbrance except for the security interest created by this Agreement and the qualifications stated in the second to last paragraph of SECTION 3.1. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Bank relating to this Agreement. The Borrower has no trade name other than Home, Inc.
Borrower shall not execute and there shall not be on file in any public office any such financing statement or statements and Borrower further agrees that it will not grant, permit or suffer to exist any security interest, lien or encumbrance upon any of the Collateral.

          5.28(B)   Subject to the qualifications stated in the second to last paragraph of SECTION 3.1, Borrower covenants and warrants that Borrower is the 100% OWNER of said Collateral free and clear of claims or encumbrances by others and that Borrower has good right, title and authority to pledge, sell, transfer and assign the same.

          5.28(C)   Subject to the qualifications stated in the second to last paragraph of SECTION 3.1, this Agreement, together with a duly filed financing statement, creates a VALID AND PERFECTED FIRST PRIORITY SECURITY INTEREST in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or shall be taken at the time of the initial Advance hereunder.

          5.28(D)   Subject to the qualifications stated in the second to last paragraph of SECTION 3.1, NO AUTHORIZATION, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (and has not been obtained, delivered or filed, as applicable) either
(i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder, other than the filing of a financing statement which has been duly executed by the Borrower and delivered to Bank for filing.

          5.28(E)   The principal PLACE OF BUSINESS and chief executive office of the Borrower for purposes of Section 9-103 of the Uniform Commercial Code is located at the address set forth herein.

          5.28(F)   The Borrower, all prior servicers and, if different, the
originating mortgagee, have performed ALL OBLIGATIONS required of them to be performed under or pursuant to each of the Servicing Contracts and related requirements of the applicable Investor and Insurer and each other document or agreement relating to the Mortgage Loans by which the Borrower is bound, and no event has occurred and is continuing which, under the provisions of any such Servicing Contracts and related requirements of the applicable Investor or other document or agreement, but for the passage of time or the giving of notice, or both, would constitute an event of default thereunder.

          5.28(G)   The books, RECORDS, accounts and reports of the Borrower
with respect to the Agency Servicing Agreements and Non-Agency Servicing Agreements have been prepared and maintained in accordance with all applicable Investor and Insurer requirements.

          5.28(H)   Except for the execution by FNMA of the FNMA Acknowledgment
(with respect to FNMA Servicing Rights) and execution by FHLMC of the FHLMC Acknowledgment (with respect to the FHLMC Servicing Rights) and execution by GNMA of the GNMA Acknowledgment (with respect to the GNMA Servicing Rights) no action, consent or approval by any Governmental Authority or other Person is, or will be, necessary for Borrower to grant a security interest in any item of Collateral.

          5.28(I)   Upon the execution by FNMA of the FNMA Acknowledgment, the security interest of the Bank in the FNMA Servicing Rights will be a perfected, first-priority security interest.

          5.28(J)   Upon the execution by FHLMC of the FHLMC Acknowledgment, the security interest of Bank in the FHLMC Servicing Rights will be a perfected, first-priority security interest.

          5.28(K)   Upon the execution by GNMA of the GNMA Acknowledgment, the security interest of the Bank in the GNMA Servicing Rights will be a perfected, first-priority security interest.

          5.28(L) All Agency SERVICING AGREEMENTS, Non-Agency Servicing Agreements and Subservicing Contracts are VALID AND BINDING agreements between Borrower and/or the other parties thereto, are full and complete statements of the terms and provisions of the transactions contemplated thereby, are unmodified and in full force and effect and are, except as disclosed in writing to Bank, assignable by their terms to Bank. Borrower's rights under each of the Agency Servicing Agreements and Non-Agency Servicing Agreements are not subject to any offset, counterclaim or defense as to enforceability. Notwithstanding the foregoing, the representations contained in this subparagraph are subject to the restrictions against assignment without consent, if any, contained in the rules governing servicing of Mortgage Loans for the benefit of GNMA, FNMA and FHLMC, as such restrictions may have been modified by such parties in accordance with agreements executed by such parties in connection with the Loan Agreement.

          5.28(M) All Excess Interest Certificates shall be at all time in strict compliance with the definition of such certificates stated in ARTICLE I hereof and the requirements stated therein. Upon possession (actual or constructive) of the Excess Interest Certificates pledged to Bank hereunder Bank will have a first lien sole and exclusive security interest in such Excess Interest Certificates. The Excess Interest Certificates shall comply in all respects with the applicable securities laws of the United States of America and applicable states. Borrower shall deliver to Bank such memoranda of law and opinions as Bank may require in connection with the application of securities laws to the Excess Interest Certificates including but not limited to the registration and marketability of such securities under Rule 144 or 144A of the Securities Act of 1933.

          5.28(M)   Any SALES AGREEMENTS presented to Bank shall constitute
legally binding and enforceable obligations of Borrower and the other parties thereto, are full and complete statements of the terms and provisions contemplated thereby, are unmodified and in full force and effect and are assignable by their terms to Bank.

                                  ARTICLE VI
                             AFFIRMATIVE COVENANTS

     The Borrower agrees that so long as the Commitment is outstanding or there remain any obligations of the Borrower to be paid or performed under this Agreement or under the Note, the Borrower shall:

     SECTION 6.1 PAYMENT OF NOTE. Pay or cause to be paid the principal and interest on and all other amounts due and payable hereunder and under the Note in accordance with the terms hereof and thereof on the respective date that such sums are due and payable.

     SECTION 6.2 FINANCIAL STATEMENTS AND OTHER REPORTS. Deliver to the Bank the following, all in form and detail reasonably satisfactory to Bank, prepared in accordance with GAAP and a Certificate Accompanying Financial Statements in the form of EXHIBIT "I" attached hereto:

          6.2(a) As soon as available and in any event within ONE HUNDRED TWENTY (120) DAYS after the close of each FISCAL YEAR OF BORROWER, copies of the consolidated and consolidating balance sheet of Borrower as of the close of such fiscal year and consolidated statements of income and retained earnings, cash flow statements and changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) by COOPERS & LYBRAND LLP or by independent certified public accountants selected by Borrower and satisfactory to Bank, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

          6.2 (B) As soon as available and in any event within ONE HUNDRED TWENTY (120) DAYS after the close of each FISCAL YEAR of GUARANTOR, copies of the consolidated and consolidating balance sheet of Guarantor as of the close of such fiscal year and consolidated statements of income and retained earnings, cash flow statements and changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Guarantor) by COOPERS & LYBRAND LLP or by independent certified public accountants selected by Guarantor and satisfactory to Bank, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

          6.2(C) As soon as available and in any event within FORTY-FIVE (45) DAYS after the end of each calendar quarter, a report in form and detail acceptable to Bank, prepared as of the end of such month, setting forth the prepayments of Mortgage Loans underlying all Agency Servicing Rights, Non-Agency Servicing Rights and Excess Interest Certificates;

          6.2(D) As soon as available, and in any event within THIRTY (30) DAYS after the end of each MONTH of each fiscal year of Borrower, copies of the consolidated and consolidating balance sheet of BORROWER as of the end of such month and consolidated and consolidating statements of income and retained earnings and cash flow statement and of changes in stockholders' equity for such month, each setting forth in comparative form the corresponding figures for the preceding fiscal year of Borrower for such month and for the portion of the fiscal year ending with such month, all in reasonable detail, and certified by the chief financial officer of Borrower as being true and correct and as having been prepared in accordance with GAAP;

          6.2(E) Promptly upon receipt thereof, a copy of each other report submitted to Borrower by independent accountants in connection with any ANNUAL, INTERIM OR SPECIAL AUDIT of the books of Borrower;

          6.2(F) As soon as available, and in any event within THIRTY (30) DAYS after the end of each MONTH of each fiscal year of Borrower, copies of the consolidated and consolidating balance sheet of BORROWER as of the end of such month and consolidated and consolidating statements of income and retained earnings and cash flow statement and of changes in stockholders' equity for such month, each setting forth in comparative form the corresponding figures for the preceding fiscal year of Borrower for such month and for the portion of the fiscal year ending with such month, all in reasonable detail, and certified by the chief financial officer of Borrower as being true and correct and as having been prepared in accordance with GAAP;

          6.2(G) As soon as available and in any event within THIRTY (30) DAYS after delivery of such reports to any Agency, HUD, FHA or VA, Borrower shall provide to Bank ALL AUDITS, evidence, auditors certifications and other financial information supplied to such governmental or quasi-governmental agencies, including but not limited to, any audits or self-compliance reviews prepared in connection with Borrower's continuing agency certifications;

          6.2(H) Promptly and in any event within TWENTY (20) DAYS after the request of Bank at any time and from time to time, a CERTIFICATE, executed by the president or chief financial officer of Borrower, setting forth all of BORROWER'S BORROWINGS other than under this Loan;

          6.2(I)   As soon as available and in any event within THIRTY (30) DAYS
     OF FILING and no later than TWO HUNDRED TWENTY-FIVE (225) DAYS from the end of each fiscal year of Borrower, copies of all FEDERAL INCOME TAX RETURNS filed by Borrower;

          6.2(J)   Within THIRTY (30) DAYS after the end of each MONTH, a
     COMPLIANCE CERTIFICATE executed by the President or Chief Executive Officer of Borrower;

          6.2(K)   As soon as available and in any event within FIFTEEN (15)
     DAYS of their respective Securities and Exchange Commission filing due dates, FORM 10-KSB AND FORM 10-QSB reports for HOMECAPITAL INVESTMENT CORPORATION, the parent corporation of Borrower;

          6.2(L)   Promptly and in any event within FIVE (5) DAYS of such event, notification of the DEPARTURE of any of the following officers: President or Executive Vice President;

          6.2(M) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Borrower as the Bank may reasonably request.

          All financial statements and reports furnished to the Bank hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Statement Date (except to the extent otherwise required to conform to good accounting practice).

     SECTION 6.3 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses, qualifications and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as an approved lender and issuer as described under SECTION 5.27 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required by its Investors at any and all times for maintaining the Borrower's status as a FHA approved lender; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

     SECTION 6.4 COMPLIANCE WITH REQUIREMENTS OF LAW. Comply with the Requirements of Law, rules, regulations and orders of any governmental authority and prudent industry standards.

     SECTION 6.5 INSPECTION OF PROPERTIES AND BOOKS. Permit authorized representatives of the Bank, its parent company or affiliates to discuss the business, operations, assets and financial condition of the Borrower and its Subsidiaries with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Bank may request. The Borrower will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly and fully any and all questions that the officers of the Bank or any authorized representatives of the Bank may address to them in reference to the financial condition or affairs of the Borrower and its Subsidiaries. The Borrower may have its representatives in attendance at any meetings between the officers or other representatives of the Bank and the Borrower accountants held in accordance with this authorization.

     SECTION 6.6 NOTICE. GIVE PROMPT WRITTEN NOTICE TO THE BANK of (A) on the FIRST DAY OF EACH MONTH, a LITIGATION REPORT detailing any action, suit or proceeding instituted by or against the Borrower or any of its

Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), or any such proceedings threatened against the Borrower or any of its Subsidiaries in a writing containing the details thereof, (B) the filing, recording or assessment of any federal, state or local tax lien against it, or any of its assets or any of its Subsidiaries, (C) the occurrence of (I) any Event of Default hereunder or
(II) the occurrence of any Default and continuation thereof for five (5) days,
(d) the actual or threatened suspension, revocation or termination of the Borrower's eligibility, in any respect, as an approved lender, and issuer as described under SECTION 5.27 hereof, (E) the suspension, revocation or termination of any existing credit or investor relationship made to the Borrower to facilitate the sale and/or origination of residential mortgages, (F) the transfer or loss of any Servicing Contract to which the Borrower is a party, or which is held for the benefit of the Borrower, and the reason for such transfer or loss, if known to the Borrower, (G) any demand by any Investor or Insurer for either the repurchase of a mortgage loan or indemnification and (H) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Borrower and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Borrower is a party or to which the Borrower, its properties or assets may be subject.

     SECTION 6.7 PAYMENT OF DEBT, TAXES, ETC. Pay and perform all obligations of the Borrower, and cause to be paid and performed all obligations of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof, provided, however, that the Borrower and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Borrower or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

     SECTION 6.8 REIMBURSEMENT OF EXPENSES. Borrower shall pay (i) all reasonable legal fees incurred by the Bank in connection with the preparation, negotiation or execution of this Agreement, the Note and the Loan Documents and any amendments, modifications, renewals, extensions, consents or waivers executed in connection therewith, (ii) all fees, charges or taxes for the recording or filing of the Loan Documents, (iii) all out-of-pocket expenses of the Bank incurred in connection with the administration of this Agreement, the Note and the Loan Documents, including courier expenses incurred in connection with the Collateral, and (iv) all reasonable amounts expended, advanced or incurred by the Bank to satisfy any obligation of Borrower under this Agreement or any Loan Document or to collect the Note, or to enforce the rights of the Bank under this Agreement or any Loan Document, which amounts shall include all court costs, attorneys' fees and expenses (including, without limitation, legal fees and expenses for trial, appeal or other proceedings), fees of auditors and accountants, and investigation expenses reasonably incurred by the Bank in connection with any such matters, together with interest at the post-maturity rate specified in the Note on each such amount from ten (10) days after the date of written demand or request for reimbursement until the date of reimbursement.

     SECTION 6.9 INSURANCE. Will maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy the requirements under the applicable Servicing Agreements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Bank, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after notice from the Bank, will obtain such additional insurance as the Bank shall reasonably require, all at the sole expense of the Borrower. Copies of all such policies shall be furnished to the Bank without charge upon request of the Bank.

     SECTION 6.10 INSURED CLOSINGS. Except with respect to FNMA Title I Loans, the Borrower will obtain and maintain in effect at all times an insured closing letter (if obtainable) from each title insurance company from which mortgagee title insurance is procured, indemnifying and holding the Borrower harmless from and against the failure of the agents and approved title attorneys of such title insurance companies to comply with the written closing instructions of the Borrower as to the Mortgage Loans relating to the Servicing Contracts serving as Collateral hereunder serviced under the Servicing Contracts and will provide the Bank with evidence of the same from time to time upon request. The Borrower agrees to indemnify and hold the Bank harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of such title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Borrower or of the Bank relating to such Mortgage Loan.

     SECTION 6.11 OTHER LOAN OBLIGATIONS. Will perform all obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Borrower is bound or to which any of its property is subject, and will promptly notify the Bank in writing of the cancellation or reduction of any of its other mortgage warehousing lines of credit or agreements with any other lender.

     SECTION 6.12 USE OF PROCEEDS OF ADVANCES. WILL USE THE PROCEEDS OF EACH ADVANCE SOLELY FOR THE PURPOSE OF FINANCING THE ORIGINATION AND RETENTION OF TITLE I EXCESS SERVICING RIGHTS RELATED TO FNMA SECURITIES AND THE RETENTION OF EXCESS INTEREST CERTIFICATES GENERATED BY BORROWER PURSUANT TO THE ISSUANCE OF BONDS AND EXCESS INTEREST CERTIFICATES BY ITS AFFILIATE HOME SECURITIZATION TRUST I AND IN ALL CASES SHALL BE SECURED BY A PLEDGE OF ELIGIBLE COLLATERAL.

     SECTION 6.13   ERISA AND PLANS.  Borrower shall promptly furnish to the
Bank:

          6.13(A) Within ten (10) Business Days after the occurrence of a Reportable Event with respect to any Plan, a copy of any materials required to be filed with the PBGC with respect to such Reportable Event;

          6.13(B) A copy of any notice of intent to terminate a Plan, no later than the date such notice is required to be provided to participants of such Plan under Section 4041(a)(2) of ERISA, and copies of any notices of noncompliance received from the PBGC under Section 4041(b)(2)(C) of ERISA, within ten (10) Business Days after the receipt by Borrower or its Subsidiary of such notice;

          6.13(C) Not later than ten (10) Business Days after the receipt thereof by Borrower, any Subsidiary of Borrower, any ERISA Affiliate of Borrower or such Subsidiary, or the administrator of any Plan, a copy of any notice to Borrower or such Subsidiary that the PBGC has instituted proceedings to terminate such Plan or to appoint a trustee to administer such Plan;

          6.13(D) A statement from the chief financial officer of Borrower describing any event or condition which might constitute grounds under
     Section 4042 of ERISA for the termination of any Plan or for the appointment of a trustee to administer any Plan, within ten (10) Business Days after Borrower knows or has reason to know such event or condition exists; and

          6.13(E) Within ten (10) Business Days after receipt thereof by Borrower or any ERISA Affiliate of Borrower, a copy of any notice concerning the imposition of any withdrawal liability under Section 4202 of ERISA.

     SECTION 6.14   SPECIAL AFFIRMATIVE COVENANTS CONCERNING COLLATERAL.

          6.14(A)   The Borrower WARRANTS and will defend the right, title and interest of the Bank in and to the Collateral against the claims and demands of all persons whomsoever.

          6.14(B)   The Borrower shall SERVICE or cause to be serviced all
Mortgage Loans in accordance with the standard requirements of all applicable governmental requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Borrower shall hold all escrow funds collected in respect of Mortgage Loans in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

          6.14(C)   The Borrower shall execute and deliver to the Bank such
Uniform Commercial Code FINANCING STATEMENTS with respect to the Collateral as the Bank may request. The Borrower shall also execute and deliver to the Bank such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Bank, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Bank under this Agreement. The Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas, or any other applicable law, in addition to all rights provided for herein.

          6.14(D)   In the event, for any reason, that the law of any
jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, or to any of the Obligations, Borrower agrees to execute and deliver all such instruments and to do all such other things as may be necessary or appropriate to preserve, protect and enforce the SECURITY INTEREST or lien of Bank, under the law of such other jurisdiction, to at least the same extent as such security interest would be protected under the UCC.

          6.14(E)   The Borrower shall MAINTAIN, at its principal OFFICE or in a regional office approved by the Bank, or in the office of the Subservicer or a computer service bureau engaged by the Borrower and approved by the Bank, and, upon request, shall make available to the Bank the originals, or copies, all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

          6.14(F)   Subject to the qualifications stated in the second to the
last paragraph of SECTION 3.1, unless otherwise approved in writing by the Bank, Borrower shall keep the Collateral FREE FROM ANY LIEN, attachment, security interest, sequestration, encumbrance, or any other legal or equitable process, or any encumbrance of any kind or character except as may be granted to the Bank.

          6.14(G)   Borrower shall promptly NOTIFY Bank of any change in any
fact or circumstance warranted or represented by Borrower in this Agreement or in any other writing furnished by Borrower to Bank in connection with the Collateral or the Obligations, and promptly notify Bank of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interests herein granted, and, at the request of Bank appear in and defend, at Borrower's expense, any such action or proceeding.

          6.14(H)   Subject to the final paragraph of SECTION 3.1, unless and
until notified to the contrary by the Bank, Borrower shall promptly, at its expense deliver to the Bank, with appropriate endorsement or assignment, ALL INSTRUMENTS, ALL EXCESS INTEREST CERTIFICATES, Chattel Paper, monies, checks, notes, drafts and other evidence of indebtedness, or other property in the nature of items of payment representing proceeds of any of the Collateral which are then in, or may thereafter come into, Borrower's possession.

          6.14(I)   Borrower shall perform, at its sole cost and expense, any
and all steps, and shall pay the amount of all reasonable EXPENSES necessary to obtain, preserve, perfect, defend and enforce the security interest in any of the Collateral, and preserve, defend, enforce and collect the Collateral.

          6.14(J)   Subject to the final paragraph of SECTION 3.1, should the
COLLATERAL, or any part thereof, ever be in any manner converted into another type of property or any money or other proceeds ever be paid or delivered to Borrower as a result of Borrower's rights in the Collateral, then, in any such event, all such property, money or other proceeds shall become part of the Collateral, and Borrower covenants to immediately pay and deliver to Bank all of the same which are susceptible of delivery, and, at the same time Borrower will properly endorse or assign the same.

          6.14(K) Borrower shall DELIVER to Bank the following: (I) a true and correct copy of each Agency SERVICING AGREEMENT (exclusive of any Agency servicing guide) and Non-Agency Servicing Agreement; (II) a consent to and/or acknowledgment of the security interest of Bank in each such Agency Servicing Agreement and Non-Agency Servicing Agreement and the rights of Bank under this Agreement, executed by each Agency; (III) a LISTING of all MORTGAGE LOANS subject to the Agency Servicing Agreements and the location of Borrower's files and records with respect thereto; and (IV) such other FILES, documents, instruments, certificates, correspondence or records that Bank, in its reasonable discretion, may deem necessary, appropriate or desirable in accordance with this Agreement.

          6.14(L)   On the date hereof, on the date of EACH ADVANCE and the
FIRST DAY of each calendar QUARTER (JANUARY 1, APRIL 1, JULY 1, OCTOBER 1) Borrower shall deliver to Bank, at Borrower's sole expense, an Appraisal, from a third party appraiser acceptable to Bank in its sole discretion stating the current fair market value of the Collateral Value of all Eligible Collateral. Additionally, Bank may at any time require, upon demand, that Borrower furnish Bank with a Compliance Certificate. A COMPLIANCE CERTIFICATE shall accompany all Appraisals.

          6.14(M)   Borrower shall provide to Bank all reports prepared by or on behalf of, and information received by, Borrower with respect to the Excess Interest Certificates, including, without limitation, (I) all reports provided by or to Borrower pursuant to Section 8.07 of that certain Indenture dated of even date herewith between Home Securitization Trust I Series 1997-1, U.S. Bank, National Association, and Borrower, and (II) any financial statements received by or prepared on behalf of Borrower with respect to the Excess Interest Certificates. Borrower shall not take any actions that would prohibit the Excess Interest Certificates from being eligible for sale under Rule 144A as promulgated under the Securities Act of 1933, as amended.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

     The Borrower agrees that so long as the Commitment is outstanding or there remain any obligation of the Borrower to be paid or performed hereunder or under the Note, the Borrower shall not, either directly or indirectly, without the prior written consent of the Bank:

     SECTION 7.1 LIMITATION ON INDEBTEDNESS. Borrower shall not, without the prior written consent of the Bank, incur, create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, EXCEPT (I) the Obligations, (II) current liabilities for taxes and assessments, (III) EXISTING INDEBTEDNESS AND PROPOSED INDEBTEDNESS listed on EXHIBIT "K" attached hereto and incorporated herein by this reference, (IV) current amounts payable or accrued (other than for borrowed funds or purchase money obligations) which have been incurred in the ordinary course of business and (V) Indebtedness incurred in the ordinary course of business not to exceed on an annual basis $200,000.00 at any time other than any Indebtedness incurred pursuant to CLAUSES (I), (II), (III) AND (IV); provided that all such liabilities, accounts and claims permitted under CLAUSES (II) THROUGH (V) shall be promptly paid and discharged when due or in conformity with customary trade terms, unless the same shall be contested in good faith by Borrower.

     SECTION 7.2 NO MERGER. Borrower shall not merge or consolidate with or into any corporation, or acquire by purchase or otherwise all or substantially all of the assets or capital stock of any Person unless approved fifteen (15) days in advance by the Bank in writing.

     SECTION 7.3 FISCAL YEAR, METHOD OF ACCOUNTING. Borrower shall not change its fiscal year or method of accounting.

     SECTION 7.4 LINES OF BUSINESS. Borrower shall not directly or indirectly engage in any business other than that currently engaged in by Borrower and any business incidental thereto.

     SECTION 7.5 LIQUIDATIONS, CONSOLIDATIONS AND DISPOSITIONS OF SUBSTANTIAL ASSETS. Borrower shall not dissolve or liquidate or sell, transfer, pledge, lease or otherwise dispose of any portion of its property or assets or business (other than Mortgage Loans sold in compliance with the provisions of the Loan Documents in the ordinary course of business); provided, however, that nothing herein shall be construed to prohibit Borrower from selling Mortgage Notes to Investors in the ordinary course of its business subject to the terms of this Agreement.

     SECTION 7.6 LOANS, ADVANCES, AND INVESTMENTS. Borrower shall not make any loan (other than loans made in the ordinary course of its business as a mortgage company), advance, or capital contribution to, or investment in, or purchase or otherwise acquire any of the capital stock, securities, or evidences of indebtedness of, any Person (collectively, "INVESTMENT"), or otherwise acquire any interest in, or control of, another Person, except for the following:

          (A)  Cash Equivalents;

          (B) Any acquisition of securities or evidences of indebtedness of others when acquired by Borrower in settlement of accounts receivable or other debts arising in the ordinary course of business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of Borrower;

          (C) Mortgage Backed Securities acquired in the ordinary course of Borrower's business; and

          (D) Owned real estate and Mortgage Loans, required to be repurchased by Investors, not to exceed at any time that amount equal to FIVE PERCENT (5%) OF BORROWER'S GAAP NET WORTH.

     SECTION 7.7 OPERATIONAL CHANGES. Borrower shall not (A) change the location of any Collateral for the Loan, (B) change its taxpayer identification number, (C) change its address for its chief executive office or its mailing address or change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection with this Security Agreement seriously misleading within the meaning of Section 9.402 of the UCC (or any other then applicable provision of the UCC) unless Borrower shall have given the Bank at least sixty (60) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend such financing statement or continuation statement so that it is not seriously misleading, or (D) change its principal place of business or remove the records concerning the Collateral unless it has given the Bank at least thirty (30) days' prior written notice of its intent to do so and has taken such action as is necessary or advisable in the opinion of the Bank to cause the security interest of the Bank in the Collateral to continue to be a first priority perfected security interest.

     SECTION 7.8 COMPLIANCE WITH ERISA. Borrower shall not, and shall not permit any ERISA Affiliate to:

          (A) (i) engage in any transaction in connection with which Borrower or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (ii) fail to make full payment when due of all amounts which, under the provisions of any Plan, applicable law or applicable collective bargaining agreement, Borrower or any ERISA Affiliate is required to pay as contributions thereto, or (iii) permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan if, in the case of any of subdivision (i), (ii) or (iii) above, such penalty or tax, or the failure to make such payment, or the existence of such deficiency, as the case may be, will likely have a Material Adverse Effect on the financial position of Borrower;

          (B) permit the amount of unfunded benefit liabilities (within the meaning of Section 4001 (a) (18) of ERISA) under each Plan maintained at such time by Borrower or any of its Related Persons (other than Multiemployer Plans or "multiple employer Plans") to exceed $50,000; or

          (C) permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to all Plans which are 'multiple employer Plans" and all Multiemployer Plans incurred by Borrower or any Related Person to exceed $50,000.

     SECTION 7.9. MINIMUM GAAP NET WORTH. Borrower's GAAP Net Worth shall not be less than THE SUM OF (A) GAAP NET WORTH as reflected in the most recent financial statements delivered to Bank pursuant to SECTION 6.2(A), PLUS (B) EIGHTY PERCENT ( 80%) OF EACH SUBSEQUENT FISCAL QUARTERS POSITIVE NET INCOME on a CUMULATIVE basis since the report referenced in (A), PLUS (C) ONE HUNDRED PERCENT (100%) of all CONTRIBUTIONS to stockholders' equity of Borrower since the end of the preceding fiscal year after subtracting all fees and costs directly incurred in conjunction with such contribution.

     SECTION 7.10 MINIMUM TANGIBLE NET WORTH. Borrower's Tangible Net Worth will never be less than the minimum required by the respective purchasers of the Mortgages, including HUD, FNMA, GNMA and FHLMC requirements in existence at any time.

     SECTION 7.11. MINIMUM ADJUSTED TANGIBLE NET WORTH. Borrower's Adjusted Tangible Net Worth shall not be less than THE GREATER OF (A) the Adjusted Tangible Net Worth REQUIRED OF BORROWER for the PRECEDING CALENDAR QUARTER AND
(B) BORROWER'S ACTUAL ADJUSTED TANGIBLE NET WORTH on the current Determination Date MULTIPLIED BY EIGHTY PERCENT (80%).

     SECTION 7.12 MAXIMUM TOTAL LIABILITIES TO ADJUSTED TANGIBLE NET WORTH RATIO. The ratio of Borrower's Total Liabilities to Borrower's Adjusted Tangible Net Worth shall not at any time be more than 5.0 TO 1.0. FOR PURPOSES OF THIS PARAGRAPH ONLY, (I) REPURCHASE AGREEMENTS SHALL NOT BE CONSIDERED INDEBTEDNESS UNLESS OUTSTANDING ON THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH RATIO IS DETERMINED BUT (II) ANY FINANCING AGREEMENTS PROVIDED BY FNMA AND/OR ANY RESIDUAL FINANCING AGREEMENTS SHALL BE CONSIDERED INDEBTEDNESS.

     SECTION 7.13 MINIMUM LIQUIDITY. Borrower shall at all times maintain a Liquidity of no less than $500,000.00.

     SECTION 7.14 MANAGEMENT. The PRESIDENT of Borrower shall not be changed without the prior written consent of the Bank.

     SECTION 7.15 INTERESTED TRANSACTIONS. Except with respect to any transaction not exceeding $50,000.00 in value, Borrower shall not engage in any transaction with any of its Affiliates (A) except on an arm's-length basis and on terms no less favorable to Borrower than those obtainable from persons who have no such relationship to Borrower and (B) provided that Borrower shall have given the Bank prior written notice of such transaction with any director, officer or managerial personnel.

     SECTION 7.16 TRANSFER OF STOCK. Individually and on a cumulative no more than 35% of the stock in Borrower shall be sold, transferred or conveyed to or by any party without the prior written consent of the Bank.

     SECTION 7.17 SUBSIDIARIES. Borrower shall not create any Subsidiaries without the prior written consent of the Bank, except with respect to the creation of special purpose entities in connection with the securitization or financing of the Borrower's assets.

     SECTION 7.18 LOSS OF ELIGIBILITY. Take, or fail to take, any action that would cause the Borrower to lose all or any part of its status as an eligible lender, as described under SECTION 5.27 hereof.

     SECTION 7.19   SPECIAL NEGATIVE COVENANTS CONCERNING COLLATERAL.

          7.19(A)   Except as otherwise provided in the Servicing Agreement in connection with the performance of the Borrower's servicing obligations thereunder, the Borrower shall not AMEND or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Collateral pledged hereunder.

          7.19(B) The Borrower shall not SELL, contract to sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein.

          7.19(C)   The Borrower shall not make any compromise, adjustment or
SETTLEMENT in respect of any of the Collateral or liquidate the Collateral.

          7.19(d)   The Borrower shall not sell, contract to sell, pledge or
grant a security interest in any existing or future Servicing Contracts of the Borrower pursuant to the terms of this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect.

                                  ARTICLE VIII
                               DEFAULTS; REMEDIES

     SECTION 8.1 EVENTS OF DEFAULT. The occurrence of any of the following conditions or events shall be an event of default ("EVENT OF DEFAULT"):

          8.1(A)    Failure to pay the PRINCIPAL of any Advance when due,
whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement or under the Warehousing Credit Facility when due; or

          8.1(B)    Failure of the Borrower or any of its Subsidiaries or
Guarantor to pay, or any default in the payment of any principal or interest on, ANY OTHER INDEBTEDNESS or in the payment of any contingent obligation beyond any period of grace provided; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, note, mortgage, security agreement, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Borrower or its Subsidiaries to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

          8.1(C) Failure of the Borrower or Guarantor to PERFORM OR COMPLY with any term or condition applicable to it contained in SECTIONS 6.1 THROUGH 6.14, inclusive, or 7.1 THROUGH 7.19, inclusive, of this Agreement, or any of its obligations under the Warehousing Credit Facility; or

          8.1(D)    Any of the Borrower's or Guarantor's REPRESENTATIONS OR
WARRANTIES made herein or in any statement or certificate at any time given by the Borrower or Guarantor in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

          8.1(E) The Borrower or Guarantor shall default in the performance of or compliance with any term contained in this Agreement [other than those referred to in SUBSECTIONS 8.1(A), (B), (C), (D), (F), (G), (H), (I), (J), (K) OR (L)] and such default shall not have been remedied or waived within FIFTEEN
(15) DAYS after receipt of notice from the Bank of such default; or

          8.1(F) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Borrower or any of its Subsidiaries or of Guarantor in an involuntary case under any applicable BANKRUPTCY, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (2) any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or any of its Subsidiaries or of Guarantor, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower or any of its Subsidiaries or of Guarantor for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower or any of its Subsidiaries or of Guarantor, and the continuance of any such events in this clause (2) for thirty (30) days unless dismissed, bonded off or discharged; or

          8.1(G)    The Borrower or any of its Subsidiaries or Guarantor shall have an order for relief entered with respect to it or commence a voluntary case under any applicable BANKRUPTCY, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Borrower or any of its Subsidiaries or any Guarantor of any assignment for the benefit of creditors; or the inability or failure of the Borrower or any of its Subsidiaries or of any Guarantor, or the admission by the Borrower or any of its Subsidiaries or any Guarantor in writing of its inability to pay its debts as such debts become due; or

          8.1(H)    Any money JUDGMENT, writ or warrant of attachment, or
similar process involving in any case an amount IN EXCESS OF $25,000 shall be entered or filed against the Borrower or any of its Subsidiaries or Guarantor or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of FIVE (5) DAYS or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          8.1(I)    Any ORDER, judgment or decree shall be entered against the
Borrower or Guarantor decreeing the dissolution, LIQUIDATION or split up of the Borrower or Guarantor and such order shall remain undischarged or unstayed; or

          8.1(J)    Any PLAN maintained by the Borrower or any of its
Subsidiaries or Guarantor shall be terminated within the meaning of TITLE IV OF ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Borrower's liability or any such Subsidiary's liability or Guarantor's liabilities (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Borrower or any of its Subsidiaries or Guarantor's liabilities as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

          8.1(K)    The Borrower or any of its Subsidiaries or Guarantor as
employer under a Multiemployer Plan shall have made a complete or partial WITHDRAWAL from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount EXCEEDING $25,000; or

          8.1(L)    The Borrower or Guarantor shall purport to disavow its
obligations hereunder or shall contest the validity or enforceability hereof; or the Bank's security interest in any portion of the Collateral shall become unenforceable or otherwise impaired.

     SECTION 8.2  REMEDIES.

          8.2(A)    Upon the occurrence of any Event of Default described in
SECTION 8.1(F) OR (G) the unpaid principal amount of and accrued interest on the Note shall AUTOMATICALLY become DUE AND PAYABLE, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Borrower.

          8.2(B)    Upon the occurrence of any Event of Default (other than
those described in SECTION 8.1(F) OR (G)), the Bank MAY, by written notice to the Borrower DECLARE all or any portion of the Advances to be due and payable whereupon the same shall forthwith become DUE AND PAYABLE, together with all accrued interest thereon, and the obligation of the Bank to make Advances shall thereupon terminate.

          8.2(C)    Upon the occurrence of any Event of Default, the Bank may
also do any one or more or all of the following:

          (1) FORECLOSE upon or otherwise enforce its security interest in and Lien on all of the Collateral or on any portion thereof to secure all payments and performance of obligations owed by Borrower under this Agreement.

          (2) NOTIFY ALL OBLIGORS of Collateral or on any portion thereof that the Collateral has been assigned to the Bank and that all payments thereon are to be made directly to the Bank or such other party as may be designated by the Bank; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or Investor or any portion of the Collateral, on terms acceptable to the Bank; enforce payment and prosecute any action or proceeding with respect to and any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

          (3) ACT, OR CONTRACT with a third party to act, as servicer of all or any item of Collateral requiring servicing, such third party's fees to be paid by the Borrower.

          (4) Exercise all rights and remedies of a secured creditor under the UCC of the State of Texas or the state in which the Collateral is located, including but not limited to taking possession and disposing of all or any portion of the Collateral and selling the Collateral at public or private sale, as a unit or in parcels, upon any terms and prices and in any order, free from any claim or right of any kind; and for such purpose the Bank may maintain all or any part of the Collateral and the Servicing Records with respect to the Collateral on Borrower's premises for such period of time as may be reasonably necessary without any charge whatsoever. Upon Bank's demand, Borrower will take all steps necessary to prepare the Collateral for and otherwise assist in any proposed disposition of the Collateral; and assemble the Collateral and the Servicing Records with respect to the Collateral and make it available to the Bank at a reasonably convenient location. Any disposition of the Collateral may be made by way of one or more contracts and at any such disposition it shall not be necessary to exhibit the Collateral. To enforce the rights granted to the Bank pursuant to the terms of this Security Agreement, the Bank may take all actions reasonably necessary to take possession of the Collateral and the Servicing Records with respect to the Collateral, and shall not be liable for damages to, or destruction of, persons or property in connection therewith and shall in no way be liable for any consequential damages (whatsoever be the proximate cause thereof) of any kind. In addition, in order to dispose of the Collateral and otherwise enforce the rights granted to it hereunder, Bank may use, and advertise the Collateral for sale under, any and all trade names or service names attached to, fixed upon or made part of any of the Collateral. Subject to the limitations of the Agencies, Bank may access any or all Custodial Accounts, to the extent that Borrower is entitled to do so, for the recovery of Agency Servicing Payments and Non-Agency Servicing Payments due to Borrower, and to apply such amounts so received in payment of the outstanding amount of the Obligations in such order and manner as Bank shall determine in its sole discretion. The Bank shall give the Borrower not less than five (5) days' notice of any such public sale or of the date after which private sale may be held. The Borrower agrees that five (5) days' notice shall be reasonable notice. At any such sale the Collateral may be sold as an entirety or in separate parts, as the Bank may determine. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Bank may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon all or any portion of the Collateral or to foreclose the pledge and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or both.

               (5) PROCEED AGAINST the Borrower on the Note or against the Guarantor under the Guaranty or both.

               (6) Pursue ANY RIGHTS AND/OR REMEDIES available at law or in equity against the Borrower or the Guarantor or both.

          8.2(D)    The Bank shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any PRIVATE SALE. The Borrower hereby waives any claims it may have against the Bank arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Bank accepts the first offer received and does not offer the Collateral, or any part thereof, to more than one offeree.

          8.2(E)    The BORROWER WAIVES any right to require the Bank to (1)
proceed against any Person, (2) proceed against or exhaust all or any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Bank shall not be required to take any steps necessary to preserve any rights of the Borrower against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

          8.2(F)    The Bank may, but shall not be obligated to, ADVANCE ANY
SUMS or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the rate of interest specified in the Note, from the time of payment until repaid, shall become a part of principal balance outstanding under the Note.

          8.2(G)    The rights, titles, interests, liens and securities of the
Bank hereunder shall be CUMULATIVE of all of the securities, rights, titles, interests or liens which the Bank may now or at any time hereafter hold securing the payment of the Obligations, or any part thereof.

          8.2(H)    The Bank is hereby expressly authorized to apply by
appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby expressly consents to any such appointment.

          8.2(I)    The Bank is hereby authorized, in its own name or the name of Borrower, after an Event of Default, to NOTIFY any or all parties obligated on any of the Collateral to make all payments due or to become due thereon directly to the Bank, or such other person or officer as the Bank may require, whereupon the power and authority of Borrower to collect the same in the ordinary course of its business shall be deemed to be immediately revoked and terminated. With or without such general notification, the Bank may take or bring in Borrower's name or that of the Bank all steps, actions, suits or proceedings deemed by the Bank necessary or desirable to effect possession or collection of the Collateral, including sums due or paid thereon, may complete any contract or agreement of Borrower in any way related to any of the Collateral, may make allowances or adjustments related to the Collateral, may compromise any claims related to the Collateral, may issue credit in its own name or the name of Borrower, and Bank may remove from Borrower's premises all documents, instruments, records, files or other items relating to the Collateral (including any Servicing Records with respect to the Collateral) , and the Bank may, without cost or expense to the Bank, use Borrower's personnel, supplies and space to take possession of, administer, collect and dispose of the Collateral. Regardless of any provision hereof, however, Bank shall ever be liable to Borrower for the failure of Bank to collect or for its failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Collateral or sums due or paid thereon, nor shall Bank be under any obligation whatsoever to anyone by virtue of this Security Agreement, except to account for the funds that the Bank shall actually receive hereunder.

          8.2(J)    NO FAILURE on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrower. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     SECTION 8.3 APPLICATION OF PROCEEDS. The proceeds of any sale or other enforcement of the Bank's security interest in all or any part of the Collateral shall be applied by the Bank:

          FIRST, to the payment of the COSTS AND EXPENSES of such sale or enforcement, including reasonable compensation to the Bank's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Bank in connection therewith;

          SECOND, to the payment of ANY OTHER AMOUNTS DUE (other than principal and interest) under the Note or this Agreement and the Warehousing Credit Facility;

          THIRD, to the payment of INTEREST accrued and unpaid on the Note and the Note evidencing the Warehousing Credit Facility;

          FOURTH, to the payment of the outstanding PRINCIPAL balance of the Note and the Note evidencing the Warehousing Credit Facility; and

          FINALLY, to the payment to the Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any SURPLUS then remaining from such proceeds. If the proceeds of any such sale are insufficient to cover the costs and expense; of such sale, as aforesaid, and the payment in full of the Note and all other amounts due hereunder, the Borrower shall remain liable for any deficiency.

     SECTION 8.4 BANK APPOINTED ATTORNEY-IN-FACT. The Bank is hereby appointed the attorney-in-fact of the Borrower, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Borrower or in its own name, or to receive, endorse and correct all checks made payable to the order of the Borrower representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Collateral or and to give full discharge for the same.

     SECTION 8.5 RIGHT OF SET-OFF. If the Borrower shall default in the payment of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Bank, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by the Bank or a parent company, affiliate, or subsidiary of the Bank to or for the credit of the account of the Borrower against and on account of the obligations and liabilities of the Borrower under the Note and this Agreement, irrespective of whether or not the Bank shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured, provided, however, that the aforesaid right of set-off shall not apply to any deposits of escrow monies being held on behalf of the mortgagors under Mortgage Loans or other third parties.

     SECTION 8.6 REASONABLE ASSURANCES. If, at any time during the term of the Agreement, Bank has reason to believe that Borrower is not conducting its business in accordance with, or otherwise is not satisfying: (i) all applicable statutes, regulations, rules, and notices of federal, state, or local governmental agencies or instrumentalities, all applicable requirements of Investors and Insurers and prudent industry standards or (ii) all applicable requirements of Bank, as set forth in this Agreement, then, Bank shall have the right to demand, pursuant to written notice from Bank to Borrower specifying with particularity the alleged act, error or omission in question, reasonable assurances from Borrower that such a belief is in fact unfounded, and any failure of Borrower to provide to Bank such reasonable assurances in form and substance reasonably satisfactory to Bank, within the time frame specified in such written notice shall itself constitute an Event of Default hereunder. Borrower hereby authorizes Bank to take such actions as may be necessary or appropriate to confirm the continued eligibility of Borrower for Advances hereunder, including without limitation (i) ordering credit reports and (ii) contacting licensing authorities, Agencies and Investors or Insurers.

                                 ARTICLE IX
                      REIMBURSEMENT OF EXPENSES; INDEMNITY

     The Borrower shall:

     SECTION 9.1 COST OF TRANSACTION AND ENFORCEMENT. Pay all out-of-pocket costs and expenses of the Bank, including reasonable attorney's fees, in connection with the documentation, administration and enforcement of this Agreement, the Note, and other documents and instruments related hereto and the making and repayment of the Advances and the payment of interest thereon.

     SECTION 9.2 PAYMENTS OF TAXES. Pay, and hold the Bank and any holder of the Note harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Bank and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     SECTION 9.3 INDEMNIFICATION. INDEMNIFY, PAY AND HOLD HARMLESS THE BANK AND ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS AND ANY SUBSEQUENT HOLDER OF THE NOTE FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND WHATSOEVER (THE "INDEMNIFIED LIABILITIES") (EXCLUDING ANY SUCH INDEMNIFIED LIABILITIES RESULTING FROM FAILURE BY THE BANK TO PERFORM ANY OF ITS OBLIGATIONS (BUT INCLUDING THOSE RELATING TO BANK'S NEGLIGENCE) UNDER THIS AGREEMENT, THE NOTE, OR ANY OTHER DOCUMENT REFERRED TO HEREIN AS ESTABLISHED IN A SUIT BETWEEN THE BORROWER AND THE BANK WHICH MAY BE THE SAME SUIT IN WHICH INDEMNIFICATION IS BEING SOUGHT HEREUNDER BY THE BANK) WHICH MAY BE IMPOSED UPON, INCURRED BY OR ASSERTED AGAINST THE BANK OR SUCH HOLDER IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE NOTE, OR ANY OTHER DOCUMENT REFERRED TO HEREIN OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY TO THE EXTENT THAT ANY SUCH INDEMNIFIED LIABILITIES RESULT (DIRECTLY OR INDIRECTLY) FROM (I) THE INACCURACY OR INCOMPLETENESS OF ANY REPRESENTATION OR WARRANTY MADE BY THE BORROWER IN THIS AGREEMENT OR ANY SCHEDULE, STATEMENT, EXHIBIT OR CERTIFICATE FURNISHED BY THE BORROWER PURSUANT TO THIS AGREEMENT OR (H) THE FAILURE BY THE

BORROWER TO OBSERVE OR PERFORM ANY TERM OR PROVISION OF THIS AGREEMENT OR OF ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION ANY CLAIMS MADE, OR ANY ACTIONS, SUITS OR PROCEEDINGS COMMENCED OR THREATENED, BY OR ON BEHALF OF ANY CREDITOR (EXCLUDING THE BANK AND THE HOLDER OR HOLDERS OF THE
NOTE), SECURITY HOLDER, SHAREHOLDER, MORTGAGOR, CUSTOMER (INCLUDING, WITHOUT LIMITATION, ANY PERSON OR ENTITY HAVING ANY DEALINGS OF ANY KIND WITH THE BORROWER), TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE AND/OR AGENT OF THE BORROWER ACTING IN SUCH CAPACITY, THE BORROWER OR ANY GOVERNMENTAL REGULATORY BODY OR AUTHORITY (EXCLUDING THE OFFICE OF THE COMPTROLLER OF THE CURRENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION AND ANY OTHER BANKING REGULATORY BODY OR AUTHORITY HAVING JURISDICTION OVER THE BANK).

                                   ARTICLE X
                                 MISCELLANEOUS

     SECTION 10.1 RELATIONSHIP OF PARTIES. The relationship between Bank and the Borrower is limited to that of creditor/secured party, on the one hand, and borrower, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements, are intended solely for the benefit of Bank to protect its interests as lender in assuring performance of the obligations hereunder, and nothing contained in this Agreement shall be construed as permitting or obligating Bank to act as a financial or business advisor or consultant to the Borrower, as permitting or obligating the Bank to control the Borrower or to conduct the Borrower's operations, as creating any joint venture, agency, fiduciary, trustee, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all Matters contained herein. The Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to execute and deliver this Agreement.

     SECTION 10.2 RECOURSE. The Borrower acknowledges and agrees that it is fully liable for repayment of all Advances and all sums due hereunder or under the Note and for performance of all obligations contained in this Agreement.

     SECTION 10.3 NOTICES. All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "NOTICES") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telegraphed or mailed, first class, return receipt requested, postage prepaid, or by overnight delivery service or by telecopy or other telecommunications device addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made on the day when deposited in the mails or when delivered to the overnight delivery service or when sent by telecopy, addressed as follows:

     IF TO THE BORROWER:  HOMEOWNERS MORTGAGE & EQUITY, INC.,
                          A DELAWARE CORPORATION, D/B/A HOME, INC.
                          6836 AUSTIN CENTER BLVD., SUITE 280
                          AUSTIN, TEXAS  78731
                          ATTN:  JOHN BALLARD, PRESIDENT
                          TELECOPY NO.: (512) 795-9815

     IF TO THE BANK:      GUARANTY FEDERAL BANK, F.S.B.
                          8333 DOUGLAS AVENUE
                          DALLAS, TEXAS  75225
                          ATTN: WAREHOUSE LENDING
                          TELECOPY NO:  (214) 360-1660


     SECTION 10.4 TERMS BINDING UPON SUCCESSORS; SURVIVAL. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Borrower shall survive the making of any Advance and the execution of the Note, and shall be effective so long as there remains any obligation of the Borrower hereunder or under the Note or under the Warehousing Credit Facility, to be paid or performed.

     SECTION 10.5 REGULATORY REQUIREMENTS. This Agreement is subject to all governmental regulations to which the Bank is subject. Notwithstanding anything to the contrary, in no event shall the Bank be obligated to advance to Borrower hereunder or under the Loan Documents any amounts which would cause the Bank to exceed applicable governmental lending limit regulations.

     SECTION 10.6 INTEREST. The Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the Bank to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the Indebtedness evidenced by the Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of the Note (or, if the Note and all other Indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under the Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. In no event shall Chapter 346 of the Texas Finance code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in

Chapter 303 is the applicable ceiling; provided that, it any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     SECTION 10.7  ASSIGNMENTS, ETC.

     (A) ASSIGNMENTS AND PARTICIPATIONS. All covenants and agreements by or on behalf of Borrower in the Note, this Agreement, or any other Loan Document shall bind Borrower's successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest herein, without the prior written consent of the Bank. The Bank may assign to one or more Persons all or any part of, and may grant participations to one or more Persons in all or any part of, its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note held by it). In the event that Bank sells participations in the Note or other Obligations of Borrower incurred or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set off against such Obligations and similar rights or Liens to the same extent as may be available to the Bank.

     (B) ADDITIONAL BANK. From time to time additional Bank may be added hereto upon execution by the Borrower, the Bank and such additional Bank of documentation in form and substance satisfactory to each of such parties.

     SECTION 10.8 EXHIBITS. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

     SECTION 10.9 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     SECTION 10.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of both parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

     SECTION 10.11. WAIVER OF TRIAL BY JURY. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND THE BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THE BANK AND BORROWER.

     SECTION 10.12. CONFIDENTIALITY. Except as provided herein to the contrary, all correspondence from the Bank to Borrower and all of the Loan Documents are confidential and may not be shown by Borrower to or discussed by Borrower with any third party (other than on a confidential basis with Borrower's legal counsel and independent public accountants) without Bank's prior written consent. All documents, forms, correspondence, files, contracts, customer lists, financial tables, records, techniques, processes and all other information directly or indirectly given to or received by Bank during the term of this Agreement, that relate in any manner to any business or operation that Borrower is engaged in, constitute trade secrets of Borrower and shall remain the property of Borrower subject to the rights, security interests and remedies of Bank. During and after the term of this Agreement, Bank shall maintain the confidentiality of all such trade secrets and not disclose to any person (other than an employee or agent of Bank or any Affiliate thereof) any confidential information relating to such trade secrets, without the consent of Borrower, or until such information ceases to be confidential. Notwithstanding the foregoing, Bank shall not be precluded from disclosures respecting Borrower when required by law or a governmental agency or in connection with the audit and preparation of the Bank's financial statements. Upon the termination of this Agreement by Bank, Bank shall deliver to Borrower all materials and information constituting such trade secrets.

     SECTION 10.13 AMENDMENTS. This Agreement may be modified or amended by the Bank at any time upon 30 days notice to the Borrower. Such modification or amendment will not take effect if, within fifteen (15) days from the date of such notice, the Bank receives a written objection to such modification or amendment from the Borrower. If no such objection is received by the Bank such modification or amendment will automatically become effective upon the 30th day from the date of such notice by the Bank.

     SECTION 10.14 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Borrower or the Bank or any holder of the Note in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Bank or the holder of the Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Borrower or the Bank or the holder of the Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of the Note to any other or further action in any circumstances without notice or demand.

     SECTION 10.15 INVALIDITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

     SECTION 10.16 PARTICIPATIONS. The Bank may from time to time sell or otherwise grant participations in the Commitment and the Note, and the holder of any such participation, if the participation agreement so provides, (i) shall, with respect to its participation, be entitled to all of the rights of the Bank and (ii) may exercise any and all rights of setoff or banker's lien with respect thereto, in each case as fully as though the Borrower were directly indebted to the holder of such participation in the amount of such participation; provided, however, that the Borrower shall not be required to send or deliver to any of the participants other than the Bank any of the materials or notices required to be sent or delivered by it under the terms of this Agreement, nor shall it have to act except in compliance with the instructions of the Bank.

     SECTION 10.17 CHOICE OF LAW. THIS AGREEMENT, THE NOTES AND EACH LOAN DOCUMENT IS A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS, EXCEPT AS OTHERWISE SPECIFIED HEREIN OR THEREIN, AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO THE BANKS AND TO THE EXTENT ALLOWED THEREBY, AS SUCH LAWS MAY HEREAFTER BE IN EFFECT WHICH ALLOW A HIGHER MAXIMUM NONUSURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW. TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15 (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

     SECTION 10.18 ADDITIONAL INSTRUMENTS, ETC. The Borrower shall execute and deliver such further instruments and shall do and perform all matters and things necessary or expedient to be done or observed for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded by this Agreement.

     SECTION 10.19 RIGHT OF OFFSET. Borrower hereby grants to the Bank, to each Bank and to any assignee or participant of any Bank a right of offset, to secure the repayment of the Obligations, upon any and all monies, securities or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to such Person, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against such Person at any time existing. Upon the occurrence of any Event of Default, such Person is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, and apply any and all items hereinabove referred to against the Obligations. Bank's contractual right of offset granted by Borrower hereunder is separate and independent of Bank's common law right of offset and is not governed by any restrictions existing under the common law right of offset. Notwithstanding anything in this SECTION
10.19 or elsewhere in this Agreement to the contrary, the Bank and any assignee or participant of any Bank shall not have any right to offset, appropriate or apply any accounts of Borrower which consist of escrowed funds (except and to the extent of any beneficial interest of Borrower in such escrowed funds) which have been so identified by Borrower in writing at the time of deposit thereof.

     SECTION 10.20 VENUE. THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 10.21 BORROWER INFORMATION. The Borrower hereby authorizes the Bank to provide any Affiliate of the Bank with information regarding the Borrower, including copies of documents, financial statements, corporate records and reports, obtained by the Bank from the Borrower or any other entity during the course of the negotiation or administration of this Agreement.

     SECTION 10.22 TIME. Time is of the essence in the performance of this Agreement.

     SECTION 10.23. ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTED THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              BORROWER:

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation, d/b/a HOME, INC.


                              By:  /s/ Tommy M. Parker
                                  ----------------------------------------------
                                  Tommy M. Parker,
                                  Executive Vice President



                              BANK:

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank


                              By:  /s/ W. James Meintjes
                                  ----------------------------------------------
                                  W. James Meintjes,
                                  Vice President


                              GUARANTOR:

                              HOMECAPITAL INVESTMENT CORPORATION,
                              a Nevada corporation


                              By:  /s/ John Ballard
                                  ----------------------------------------------
                                  John Ballard, President


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of September, 1997, by Tommy M. Parker, in his capacity as Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


(SEAL)                              /s/ Sandy Parks
                                    --------------------------------------------
                                    Notary Public - State of Texas

                                        Sandy Parks
My Commission expires:              --------------------------------------------
9-11-2000                                Printed Name of Notary

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of September, 1997, by W. James Meintjes, in his capacity as Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.


(SEAL)                              /s/ Sandy Parks
                                    --------------------------------------------
                                    Notary Public - State of Texas

                                        Sandy Parks
My Commission expires:              --------------------------------------------
9-11-2000                           Printed Name of Notary


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of September, 1997, by John Ballard, in his capacity as President of HOMECAPITAL INVESTMENT CORPORATION., a Nevada corporation, on behalf of said corporation.


(SEAL)                              /s/ Sandy Parks
                                    --------------------------------------------
                                    Notary Public - State of Texas

                                        Sandy Parks
My Commission expires:              --------------------------------------------
9-11-2000                           Printed Name of Notary


1599262.03

                                LIST OF EXHIBITS

EXHIBIT A Promissory Note
EXHIBIT B Guaranty
EXHIBIT C Advance Request
EXHIBIT D Borrowing Base Report
EXHIBIT E List of Servicing Contracts
EXHIBIT F Compliance Certificate
EXHIBIT G Subsidiaries
EXHIBIT H Form of Legal Opinion by Counsel to Borrower
EXHIBIT I Certificate Accompanying Financial Statements
EXHIBIT J Purchaser's Acknowledgment Agreement
EXHIBIT K Existing and Proposed Indebtedness
EXHIBIT L Subservicing Contracts
EXHIBIT M Proforma Excess Interest Certificate and Offering Memorandum

                                  EXHIBIT "A"                               [WC]

                                PROMISSORY NOTE


$16,666,600.00                   DALLAS, TEXAS                SEPTEMBER 24, 1997


     FOR VALUE RECEIVED, the undersigned, HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (herein called "BORROWER"), hereby promises to pay to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (herein called "BANK"), the principal sum of SIXTEEN MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($16,666,600.00) or, if less, the aggregate unpaid principal amount of the Loan made under this Note by Bank to Borrower pursuant to the terms of the FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT [SERVICING SECURED] together with all amendments, modifications and extensions thereto ("LOAN AGREEMENT") dated NOVEMBER 8, 1996, together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America, for the account of Bank, at 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225 or at such other place within Dallas County, Texas or such other address as may be given to Borrower by the Bank.

     This Note (A) is executed and delivered pursuant to the Loan Agreement and is the Note as defined therein, (B) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder, acceleration of the maturity hereof upon the happening of certain stated events and the obligation of Bank to advance funds hereunder, and (C) is secured by and entitled to the benefits of certain Loan Documents (herein so called). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement.

     INTEREST shall be due and payable on the tenth (10TH) DAY OF EACH MONTH, beginning OCTOBER 10, 1997. Interest shall accrue on the outstanding principal balance of this Note at the rates specified in the Loan Agreement.

     The PRINCIPAL amount of this Note, together with all unpaid interest accrued hereon, shall be due and payable in full on JUNE 30, 1998 (the "MATURITY DATE"). All payments of principal of and interest upon this Note shall be made by Borrower to the Bank in federal or other immediately available funds. All payments made hereon shall be due and payable and applied in accordance with the Loan Agreement.

This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and

                                                                  --------------
                                                                   INITIALED FOR
                                                                  IDENTIFICATION
other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court of in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Loan Agreement.

     THIS NOTE IS EXECUTED IN RENEWAL, EXTENSION AND MODIFICATION (BUT NOT IN EXTINGUISHMENT) OF (A) THAT CERTAIN PROMISSORY NOTE DATED AS OF NOVEMBER 8, 1996 IN THE STATED AMOUNT OF THREE MILLION AND NO/100

                                                                  --------------
                                                                   INITIALED FOR
                                                                  IDENTIFICATION

DOLLARS ($3,000,000.00) EXECUTED BY BORROWER PAYABLE TO THE ORDER OF BANK, (B) THAT CERTAIN PROMISSORY NOTE DATED AS OF JANUARY 1, 1997 IN THE STATED AMOUNT OF FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) EXECUTED BY BORROWER PAYABLE TO THE ORDER OF BANK, AND (C) THAT CERTAIN PROMISSORY NOTE DATED AS OF JULY 25, 1997 IN THE STATED AMOUNT OF SIX MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($6,800,000.00) EXECUTED BY BORROWER PAYABLE TO THE ORDER OF BANK.

     THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION SHALL BE FILED IN DALLAS COUNTY, TEXAS,
(II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY,
(V) SUCH ACTION SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND
(VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     THIS NOTE, TOGETHER WITH ALL OF THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC.



                                  By:
                                      ------------------------------------------
                                      Tommy M. Parker,
                                      Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of September, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC. on behalf of said corporation.

                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.03

                                                                            [WC]
                                  EXHIBIT "B"

                             UNCONDITIONAL GUARANTY


     WHEREAS, HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (hereinafter called the "BORROWER"), desire to borrow from GUARANTY FEDERAL BANK, F.S.B. (the "BANK"), the principal sum of SIXTEEN MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($16,666,600.00) (collectively, the "LOAN"); and

     WHEREAS, said borrowings are to be made by the Borrower pursuant to and under the terms of that FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT [SERVICING SECURED] dated effective as of SEPTEMBER 24, 1997, between the Borrower and the Bank together with all amendments thereof (hereinafter called the "LOAN AGREEMENT") and all promissory notes executed by Borrower in connection therewith; and

     WHEREAS, the undersigned desires the Bank to modify the Loan Agreement and to continue to make the aforesaid Loan, and the Bank requires, as a condition thereof, that a guaranty in the form hereof be executed and delivered by the undersigned;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to enter into the Loan Agreement and to make the Loan contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation (hereinafter called the "GUARANTOR"), hereby UNCONDITIONALLY GUARANTEES to the Bank and to every subsequent holder or holders of any promissory note or notes evidencing the Loan (said promissory note or notes together with any note or notes renewing the same or any part thereof being hereinafter collectively called the "NOTE") that (I) the principal of and interest on, and attorneys' fees provided in, the Note will be promptly paid when due in accordance with the provisions thereof or, in the case of extension of time of payment in whole or in part of the Note, all sums will be promptly paid when due in accordance with the terms of the extension; (II) all covenants and agreements of the Borrower contained in the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be duly and promptly observed and performed; and (III) all additional amounts owing or which hereafter become owing by the Borrower under the terms of the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be promptly paid when due. THIS GUARANTY DIRECTLY AND SUBSTANTIALLY BENEFITS GUARANTOR.

     The obligations of the Guarantor shall be performable without demand of the Bank and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Loan Agreement or the Note, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; and the Guarantor hereby WAIVES diligence, presentment, demand of payment, protest, all notices (whether of nonpayment, acceleration, dishonor, protest or otherwise) with respect to the Note, notice of acceptance of this Guaranty and of the incurring by the Borrower of any of the obligations hereinbefore mentioned, all demands whatsoever, and all rights to require the Bank, to (a) proceed against the Borrower, (b) proceed against or exhaust any collateral held by the Bank to secure the payment of the indebtedness guaranteed hereby, or (c) pursue any other remedy the Bank may now or hereafter have against the Borrower.

     The GUARANTOR hereby AGREES that, at any time or from time to time, WITHOUT NOTICE to the Guarantor:

          (1) The time for PAYMENT of the principal of or interest on the Note evidencing the Loan may be EXTENDED or the Note may be RENEWED in whole or in part;

                                                                  --------------
                                                                   INITIALED FOR
                                                                  IDENTIFICATION

          (2) The TIME for the Borrower's performance of or compliance with any covenant or agreement contained in the Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, MAY BE EXTENDED or such performance or compliance may be waived;

          (3) The MATURITY of the Note MAY BE ACCELERATED as provided therein or in the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into;

          (4) The Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, MAY BE MODIFIED OR AMENDED by the Bank and the Borrower in any respect, including, but not limited to, an increase in the principal amount; and

          (5) ANY SECURITY for the Loan may be modified, exchanged, surrendered or otherwise dealt with and/or additional security may be pledged or mortgaged for the Loan;

ALL WITHOUT AFFECTING THE LIABILITY OF THE GUARANTOR.

     The Guarantor hereby acknowledges that the WITHDRAWAL from, or termination of, any ownership interest in Borrower shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     If this Guaranty shall be placed in the hands of an attorney for collection or should it be collected by legal proceedings or through any probate or bankruptcy court, the Guarantor agrees to pay to the Bank's reasonable ATTORNEYS' OR COLLECTION FEES.

     The BANK MAY ASSIGN its rights hereunder in whole or in part; and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Bank" shall include, in addition to the Bank, any lawful owner, holder or pledgee of any indebtedness guaranteed hereby.

     The Bank is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then ALL OTHER PROVISIONS shall continue in full force and effect.

     The Guarantor acknowledges that the Loan represents money which will be advanced to the Borrower in a series of advances to be made from time to time pursuant to the Loan Agreement. To induce the Bank to make the advances thereunder, the Guarantor hereby agrees that in the event of the termination, liquidation or DISSOLUTION of the BORROWER, this Guaranty shall continue in full force and effect.

     The Guarantor hereby REPRESENTS AND WARRANTS to the Bank that the FINANCIAL STATEMENTS and information regarding the Guarantor heretofore delivered to the Bank are true and correct in all material respects, having been applied on a consistent basis throughout the period covered thereby, and fairly present the financial position of the Guarantor as of the dates thereof, and that no material adverse change has occurred in the financial condition of the Guarantor reflected therein since the date thereof.

     The Guarantor hereby REPRESENTS AND WARRANTS to the Bank that:

     (A) Neither the execution and delivery of this Guaranty, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will materially contravene or CONFLICT with any provision of law, statute or regulation to which Guarantor is

                                                                  --------------
                                                                   INITIALED FOR
                                                                  IDENTIFICATION
subject or any judgment, license, order or permit applicable to Guarantor, or any indenture, mortgage, deed of trust or other agreement or instrument to which Guarantor is a party or by which Guarantor may be bound, or to which Guarantor may be subject.

     (B) Guarantor is NOT IN DEFAULT (and no event exists which with notice or the passage of time could become a default) under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound including but not limited to the Loan Documents.

     (C) There are NO ACTIONS, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Guarantor, threatened against Guarantor.

     (D) All TAX RETURNS required to be filed by the Guarantor in any jurisdiction have been filed or extended and all taxes, assessments, fees and other governmental charges upon Guarantor or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Guarantor. The Guarantor has no knowledge of any proposed tax assessment against Guarantor.

     (E) Guarantor shall permit any authorized officer, employee or agent of the Bank, to visit and INSPECT any of the business properties of the Guarantor, examine Guarantor's books of record and accounts, take copies and extracts therefrom, and inspect and discuss the procedures, finances and accounts of Guarantor with Guarantor's accountants and auditors, all at such reasonable times and as often as Bank may desire. Guarantor shall furnish such reports as Bank may reasonably request.

     Notwithstanding any provision in this Guaranty to the contrary, Guarantor hereby WAIVES AND RELEASES (I) any and all rights of SUBROGATION, reimbursement, indemnification or contribution which it may have, against others liable on all or any part of the Loan, (ii) any and all rights to be subrogated the rights of the Bank in any collateral or security for all or any part of the Loan, and
(iii) any and all other rights and claims of such Guarantor against Borrower or any third party as a result of such Guarantor's payment of all or any part of the Loan.

     Capitalized terms not defined herein are used as defined in the Loan Agreement.

     The OBLIGATIONS of the Guarantor and any other guarantor of the Note evidencing the Loan shall be JOINT AND SEVERAL. The Guarantor agrees that the Bank, in its sole discretion, may (i) bring suit against the Guarantor and any other guarantor of the Note evidencing the Loan jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors of the Note evidencing the Loan for such consideration as the Bank may deem proper, (iii) release one or more of the guarantors of the Note evidencing the Loan from liability thereunder, and (iv) otherwise deal with the Guarantor and any other guarantors of the Note, or any one or more of them, in any manner whatsoever; and that no such action shall impair the rights of the Bank to collect the indebtedness hereby guaranteed from the Guarantor. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Guarantor with respect to any other guarantor of the Note evidencing the Loan.

     Any indebtedness of the Borrower to the Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation the Guarantor may have as a result of any payment by the Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby subordinated until payment in full of the indebtedness of the Borrower to the Bank under the Loan Documents and all other obligations hereunder. Until payment in full with interest of the indebtedness of the Borrower to the Bank (and including interest accruing on the Note after any petition under the Bankruptcy Reform Act of 1978, as amended (the "BANKRUPTCY CODE"), which post-petition interest the parties agree shall remain a claim that is prior and superior to any claim of the Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), the GUARANTOR agrees NOT to ACCEPT any PAYMENT or satisfaction of any kind of any indebtedness of the Borrower to the Guarantor, except with respect to the payment of any dividends declared by the Borrower, the payment of which will not cause the Borrower to breach any covenant under the Loan Agreement, and except with respect to any other


                                                                  --------------
                                                                   INITIALED FOR
                                                                  IDENTIFICATION
payment for which the Bank grants its prior written consent. Further, the Guarantor agrees that until such payment in full: (I) no Guarantor shall accept payment from any other guarantor by way of contribution on account of any payment made hereunder by such party to the Bank; (II) no one of them will take any action to exercise or enforce any rights to such contribution; and (III) if any individual or entity comprising the Guarantor should receive any payment, satisfaction or security for any indebtedness of the Borrower to any individual or entity comprising the Guarantor or for any contribution by any other individual or entity comprising the Guarantor for payment made hereunder by the recipient to the Bank at any time the Borrower is in default under the Loan Documents, the same shall be delivered to the Bank in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for the indebtedness of the Borrower to the Bank. This provision shall not restrict or impair Guarantor's right to receive dividends declared by the Borrower, which comply with the covenants under the Loan Agreement. Any lien or charge on the Collateral (as defined in the Loan Agreement), all rights therein and thereto, and on the profits, losses, income and distributions to be realized therefrom, which the Guarantor may have or obtain as security for any loans or advances to Borrower shall be, and such Lien or charge hereby is, waived. Guarantor waives any rights Guarantor has under, or any requirements imposed by Chapter 34 of the Texas Business & Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time. Guarantor waives any rights of subrogation it may have against the Borrower.

     In the event the Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, if the indebtedness at any time hereafter exceeds the amount permitted by law, or the Borrower is not liable because the act of creating the obligation is ULTRA VIRES, or the officers or persons creating same acted in excess of their authority, and for these reasons the indebtedness to the Bank which the Guarantor agrees to pay cannot be enforced against the corporation, joint stock association or partnership, such fact shall in no manner affect the Guarantor's liability hereunder; but the Guarantor shall be liable hereunder, notwithstanding any finding that said corporation, joint stock association or partnership is not liable for such indebtedness, and to same extend as the Guarantor would have been if the indebtedness of the Borrower had been enforceable against the Borrower.

     THIS GUARANTY IS EXECUTED IN MODIFICATION AND INCREASE (BUT NOT EXTINGUISHMENT) OF (A) THAT CERTAIN UNCONDITIONAL GUARANTY DATED EFFECTIVE AS OF NOVEMBER 8, 1996 EXECUTED BY GUARANTOR , (B) THAT CERTAIN UNCONDITIONAL GUARANTY EXECUTED BY GUARANTOR DATED EFFECTIVE AS OF JANUARY 1, 1997, AND (C) THAT CERTAIN UNCONDITIONAL GUARANTY EXECUTED BY GUARANTOR DATED EFFECTIVE AS OF
JULY 5, 1997.

     THIS GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.

     THIS GUARANTY SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN GUARANTOR AND BANK, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY CONSENTS TO PERSONAL JURISDICTION IN DALLAS COUNTY, TEXAS AND WAIVES ANY RIGHTS HE OR SHE MAY HAVE TO BE SUED ELSEWHERE.

     THIS GUARANTY AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                                  --------------
                                                                   INITIALED FOR
                                                                  IDENTIFICATION

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned, effective as of, although not necessarily on, the 24TH DAY OF SEPTEMBER, 1997.

ADDRESS OF GUARANTOR:

6836 AUSTIN CENTER BLVD.      HOMECAPITAL INVESTMENT CORPORATION,
SUITE 280                     a Nevada corporation
AUSTIN, TEXAS  78731

                              By:
                                  ----------------------------------------------
                                  John W. Ballard, President


STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)


     This instrument was ACKNOWLEDGED before me the ____ day of September, 1997, by John W. Ballard, President of HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation, on behalf of said corporation.

                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

1599262.03

                                  EXHIBIT "C"                               [WC]

                                ADVANCE REQUEST


FROM:  HOMEOWNERS MORTGAGE & EQUITY, INC.,
       D/B/A HOME, INC.
       6836 Austin Center Blvd., Suite 280
       Austin, Texas  78731
       Phone (512) 343-8911
       Fax (512) 343-1837

TO:    GUARANTY FEDERAL BANK, F.S.B. ("BANK")


1. HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. ("BORROWER") hereby requests an Advance in the amount and on the date specified from the Bank (an "ADVANCE") in the amount and on the date herein specified, pursuant to the FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT [SERVICING SECURED] among Borrower and the Bank, dated as of SEPTEMBER 24, 1997, as amended to date (the "AGREEMENT"), and hereby grants to Bank, in accordance with the provisions of that Agreement, between Borrower and the Bank, as amended to date, a security interest and Lien in each Mortgage Loan described on the attached SCHEDULE C-I. Capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

2.     ADVANCES REQUESTED:

         (i) Borrower hereby requests an Advance in the principal amount of $__________.

        (ii)  Requested Advance Date:  _______________, 199__.

       (iii) Borrower hereby grants to the Bank a security interest in the SERVICING RIGHTS or Excess INTEREST CERTIFICATES described on SCHEDULE C-I attached hereto.

        (iv) If this Advance Request is to be made based upon a pledge of Excess Interest Certificates, a pro forma Excess Interest Certificate and the private placement memorandum relating thereto shall be attached hereto as SCHEDULE C-III.

          Requirement of Agreement: Maximum of $16,666,600.00.

          Requirement satisfied                    _______.

          Requirement not satisfied                _______.

3.   The undersigned officer of Borrower REPRESENTS AND WARRANTS to the Bank:

     (a) Borrower is entitled to receive the requested Advance under the terms and conditions of the Agreement;

     (b) all items which Borrower is required to furnish to the Bank pursuant to the Agreement accompany this Advance Request;

     (c) all Collateral offered hereby conform in all respects with the applicable requirements set forth in the Agreement;

     (d) no Event of Default has occurred and is continuing under the Agreement;

     (e) no change or event which with notice and/or the passage of time would constitute an Event of Default; and

     (f) attached hereto is the COMPLIANCE SCHEDULE C-II showing Borrower's compliance as of the date hereof with the requirements of ARTICLE VII of the Agreement.

4.   Borrower REPRESENTS AND WARRANTS that:

     (A) The Collateral Value as defined in
         the Agreement of all Collateral
         prior to this Advance is:                            $_________________

     (B) The outstanding Advances prior to this Advance are:  $_________________

     (C) The Collateral Value of all Collateral pledged
         to Bank after this Advance Request is:               $_________________

     (D) The outstanding Advances under the Note after this
         Advance Request will be:                             $_________________

5. THE REPRESENTATIONS AND WARRANTIES OF BORROWER CONTAINED IN THE AGREEMENT AND THOSE CONTAINED IN EACH OTHER LOAN DOCUMENT TO WHICH BORROWER IS A PARTY ARE TRUE AND CORRECT IN ALL RESPECTS ON AND AS OF THE DATE HEREOF.

                               HOMEOWNERS MORTGAGE & EQUITY, INC.,
                               a Delaware corporation, d/b/a Home, Inc.


Date:____________, 199___      By:______________________________________________
                                  Tommy M. Parker,
                                  Executive Vice President


STATE OF TEXAS           (S)
                         (S)
COUNTY OF TRAVIS         (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ________________, 199___, by Tommy M. Parker, Executive Vice President, of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.03

                                  SCHEDULE C-I
                                SERVICING RIGHTS

                          List of Servicing Agreements


1. Mortgage Selling and Servicing Contract with Federal National Mortgage Association Dated March 1, 1996. (Agency Servicing Agreement)

2.   Lehman FHA Title I Loan Trust 1995-6.

3.   Lehman FHA Title I Loan Trust 1996-2.

4.   Lehman FHA Title I Loan Trust 1996-3.
5.



                         EXCESS INTEREST CERTIFICATES

100316\1599262.03

                                                                            [WC]

                            COMPLIANCE SCHEDULE C-II

FINANCIAL COVENANTS                           REQUIRED                          ACTUAL                        IN COMPLIANCE
                                                                                                              [YES] OR [NO]
                                                                                                              [*DELETE
                                                                                                              INAPPLICABLE
                                                                                                              ANSWER]
1) Limitation on Indebtedness
    of Borrower [7.1]:                                                          _________                     [YES] or [NO] *

2) No Merger [7.2]:                                                                                           [YES] or [NO] *

3) Fiscal Year [7.3]:                                                                                         [YES] or [NO] *

4) Lines of Business [7.4]:                                                                                   [YES] or [NO] *

5) Liquidations, etc. [7.5]:                                                                                  [YES] or [NO] *

6) Investments [7.6]:                                                            _________                    [YES] or [NO] *

7) Operational Changes [7.7]:                                                                                 [YES] or [NO] *

8) Compliance with ERISA [7.8]:                                                                               [YES] or [NO] *

9) Net Worth [7.9]:                          Not less than
                                             6.2(A) figure
                                             plus 7.9(B) & (C)                   _________                    [YES] or [NO] *

10) Tangible Net Worth [7.10]:               Agency Minimum                      _________                    [YES] or [NO] *

11) Adjusted Tangible                        Not less than the
     Net Worth [7.11]:                       greater of (A) ATNW
                                             requirement for
                                             preceding quarter
                                             and (B) 80% of
                                             PRESENT ATNW                        _________                    [YES] or [NO] *

12) Debt to Adjusted Tangible Net            Not more than
     Worth [7.12]:                           5.0 to 1.0                          _________                    [YES] or [NO] *

13) Minimum Liquidity [7.13]:                Not less than
                                             $500,000.00                         _________                    [YES] or [NO] *

14) Management [7.14]:                       No change                                                        [YES] or [NO] *

15) Interested Transactions [7.15]:          $50,000.00 Maximum                  _________                    [YES] or [NO] *

16) Transfer of Stock [7.16]:                Maximum 35%                         _________                    [YES] or [NO] *

17) Subsidiaries [7.17]:                                         [YES] or [NO] *

18) Loss of Eligibility [7.18]:                                  [YES] or [NO] *

20) Negative Covenants/
     Collateral [7.19(W.C.)]:                                    [YES] or [NO] *



                                  HOMEOWNERS MORTGAGE & EQUITY, INC.,
                                  a Delaware corporation, d/b/a HOME, INC.


                                  By: __________________________________________
                                      Tommy M. Parker,
                                      Executive Vice President


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.03

                                                                            [WC]

                                  EXHIBIT "D"


                           BORROWING BASE CERTIFICATE


     Reference is made to that certain First Amended and Restated Working Capital Line of Credit and Security Agreement [Servicing Secured] dated as of SEPTEMBER 24, 1997 (the "LOAN AGREEMENT"), between HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("BORROWER") and Guaranty Federal Bank, F.S.B. Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, _____________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

     1. Attached hereto is the BORROWING BASE SCHEDULE showing Borrower's compliance as of the date hereof with the requirements of Loan Agreement.

     2.   No Net Collateral Deficit exists.

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of __________________, 199__.


                              _________________________________________
                              Tommy M. Parker, Executive Vice President




STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of _______________, 19__, by Tommy M. Parker, in his capacity as Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.03

                                  SCHEDULE D-1

                            BORROWING BASE SCHEDULE


LTV (FOR WORKING CAPITAL LINE)

(A) UPB of FNMA Interest-only Strip Receivable                      $
(B) Most Recent Quarterly Valuation Dated (Date of Valuation)
(C) Value of FNMA Interest-only Strip Receivable (A) x (B)          $
(D) (C) x .50                                                       $
(E) Interest-only Strip Receivable FNMA                             $
(F) Lesser of (D) or (E)                                            $
(G) Working Capital Principal Balance Loan to Value (G) / (F)       $

                                  EXHIBIT "E"


                          List of Servicing Contracts

1. Mortgage Selling and Servicing Contract with Federal National Mortgage Association Dated March 1, 1996. (Agency Servicing Agreement).

2.   Lehman FHA Title I Loan Trust 1995-6.

3.   Lehman FHA Title I Loan Trust 1996-2.

4.   Lehman FHA Title I Loan Trust 1996-3.

                                                                            [WC]

                                  EXHIBIT "F"
                                     1 of 6

                             COMPLIANCE CERTIFICATE


     Reference is made to that certain First Amended and Restated Working Capital Line of Credit and Security Agreement [Servicing Secured] dated as of SEPTEMBER 24, 1997 (the "LOAN AGREEMENT"), between HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("BORROWER") and Guaranty Federal Bank, F.S.B. Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, _____________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

     1.   He/she is the duly elected, qualified, and acting officer of Borrower.

     2. All representations and warranties made by any Related Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Loan Agreement) as if such representations and warranties had been made as of the date hereof.

     3. No Event of Default exists on the date hereof and no event has occurred and is continuing which with notice and/or opportunity to cure would become an Event of Default.

     4. Each Related Person has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

     5. Attached hereto is the COMPLIANCE SCHEDULE showing Borrower's compliance as of the date hereof with the requirements of ARTICLE VII of the Loan Agreement and Borrower's non-compliance as of the date hereof with the requirements of SECTION(S) ________________ of the Loan Agreement.

     6.   No Net Collateral Deficit exists.

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of __________________, 1997.


                              _________________________________________
                              Tommy M. Parker, Executive Vice President

                                 EXHIBIT "F"                   [WC]
                                   2 of 6


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of September, 1997, by Tommy M. Parker, in his capacity as Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.03

                                  EXHIBIT "F"                               [WC]
                                     3 of 6

                              Compliance Schedule


FINANCIAL COVENANTS                           REQUIRED                          ACTUAL                        IN COMPLIANCE
                                                                                                              [YES] OR [NO]
                                                                                                              [*DELETE
                                                                                                              INAPPLICABLE
                                                                                                              ANSWER]
1) Limitation on Indebtedness
    of Borrower [7.1]:                                                          _________                     [YES] or [NO] *

2) No Merger [7.2]:                                                                                           [YES] or [NO] *

3) Fiscal Year [7.3]:                                                                                         [YES] or [NO] *

4) Lines of Business [7.4]:                                                                                   [YES] or [NO] *

5) Liquidations, etc. [7.5]:                                                                                  [YES] or [NO] *

6) Investments [7.6]:                                                            _________                    [YES] or [NO] *

7) Operational Changes [7.7]:                                                                                 [YES] or [NO] *

8) Compliance with ERISA [7.8]:                                                                               [YES] or [NO] *

9) Net Worth [7.9]:                          Not less than
                                             6.2(A) figure
                                             plus 7.9(B) & (C)                   _________                    [YES] or [NO] *

10) Tangible Net Worth [7.10]:               Agency Minimum                      _________                    [YES] or [NO] *

11) Adjusted Tangible                        Not less than the
     Net Worth [7.11]:                       greater of (A) ATNW
                                             requirement for
                                             preceding quarter
                                             and (B) 80% of
                                             PRESENT ATNW                        _________                    [YES] or [NO] *

12) Debt to Adjusted Tangible Net            Not more than
     Worth [7.12]:                           5.0 to 1.0                          _________                    [YES] or [NO] *

13) Minimum Liquidity [7.13]:                Not less than
                                             $500,000.00                         _________                    [YES] or [NO] *

14) Management [7.14]:                       No change                                                        [YES] or [NO] *

15) Interested Transactions [7.15]:          $50,000.00 Maximum                  _________                    [YES] or [NO] *

16) Transfer of Stock [7.16]:                Maximum 35%                        _________                     [YES] or [NO] *

17) Subsidiaries [7.17]:                                                                                      [YES] or [NO] *

18) Sale or pledge of servicing
     contracts [7.18]:                                                                                        [YES] or [NO] *

19) Loss of Eligibility [7.19]:                                                                               [YES] or [NO] *

20) Negative Covenants/
     Collateral [7.19]:                                                                                       [YES] or [NO] *


                                   HOMEOWNERS MORTGAGE & EQUITY, INC.,
                                   a Delaware corporation, d/b/a HOME, INC.


                                   By:__________________________________________
                                      Tommy M. Parker,
                                      Executive Vice President


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.02

                                  EXHIBIT "G"


                                 Subsidiaries


1.   Home Securities One L.L.C.

2.   Home Securities Trust I

                                  EXHIBIT "H"


                 (FORM OF LEGAL OPINION BY COUNSEL TO COMPANY)
                            on Attorney's Letterhead



[Date]

Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
10th Floor
Dallas, Texas  75225

RE: FIRST AMENDED AND RESTATED WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT [SERVICING SECURED] dated SEPTEMBER 24, 1997 (the AGREEMENT") by and between Guaranty Federal Bank, F.S.B. (the "BANK") and ___________________ (the "COMPANY").

Ladies and Gentlemen:

We have acted as counsel to the Company in connection with the preparation, execution and delivery of the above referenced Agreement. This Opinion Letter is provided to you at the request of the Company pursuant to SECTION 4.1(A)(4) OF THE AGREEMENT. Except as otherwise provided herein, capitalized terms used in the Opinion Letter are defined as set forth in the Agreement or the Accord (see below).

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (THE "ACCORD") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the State of Florida.

Based upon and subject to the foregoing, we are of the opinion that:

     1. The Agreement is enforceable against the Company.

     2. Execution and delivery by the Company of, and performance of its agreements in, the Agreement do not (i) violate the Constituent Documents, or (ii) breach, or result in a default under, any existing obligation of the Company under an Other Agreement, or (iii) breach or otherwise violate any existing obligation of the Company under a Court Order.

     3. Execution and delivery by the Company of, and performance by the Company of its agreements in, the Agreement do not violate applicable provisions of statutory law or regulation.

     4. The filing of an executed UCC Financing Statement in Texas, will give the Bank a perfected first lien security interest in the Collateral.

     5. The transactions contemplated by the Agreement do not require the payment of any intangible taxes or documentary stamp taxes by Company or Bank in the State of Texas.

The General Qualifications apply to the No Violation of Law Opinion set forth in paragraph (3) above as well as to the Remedies Opinion set forth in paragraph one (1) above.

We hereby confirm to you, pursuant to the request set forth in SECTION 5.5 of the Agreement, that there are no actions or proceedings against the Company pending or overtly threatened in writing, before any court, governmental agency or arbitrator which (i) seek to affect the enforceability of the Agreement, or
(ii) come within the objective standards established in the Agreement for disclosure of such matters.

A copy of this Opinion Letter may be delivered by you to syndicate participants, potential and actual, in connection with any sale, or potential sale, of participation interests in the warehousing line of credit established by the Agreement. Additionally, a copy of this Opinion Letter may be delivered by you to any state or federal regulatory entity in connection with your continued compliance of state and federal regulations or any such regulatory examination. Such syndicate participants and regulatory entities may rely on this Opinion Letter as if it were addressed and had been delivered to them on the date hereof. Subject to the foregoing, this Opinion Letter may be relied upon by you only in connection with the Transaction any may not be used or relied upon by you or any other person for any purpose whatsoever, except to the extent authorized in the Accord, without in each instance our prior written consent.


Very truly yours,


_______________________________

100316\1599262.03

                                                                            [WC]
                                  EXHIBIT "I"


                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS


     Reference is made to that certain First Amended and Restated Working Capital Line of Credit and Security Agreement dated as of SEPTEMBER 24, 1997 (as from time to time amended, the "AGREEMENT"), by and between HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. ("BORROWER"), GUARANTY FEDERAL BANK, F.S.B. ("BANK"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     This Certificate is furnished pursuant to SECTIONS 4.1(A)(7) OR (8) OR 6.2 of the Agreement. Together herewith Borrower is furnishing to Bank Borrower's audited annual financial statements or unaudited monthly financial statements (the "FINANCIAL STATEMENTS") dated ______________ (the "REPORTING DATE"). Borrower hereby represents, warrants, and acknowledges to Bank that:

       (a) the officer of Borrower signing this instrument is the duly elected, QUALIFIED and acting ________________________________
                 of Borrower and as such is Borrower's chief financial officer;

       (b) the Financial Statements are ACCURATE and complete and satisfy the requirements of the Agreement;

       (c) attached hereto is the COMPLIANCE SCHEDULE showing Borrower's compliance as of the Reporting Date with the requirements of
                 ARTICLE VII of the Agreement and Borrower's non-compliance as of such date with the requirements of Section(s) _____________ of the Agreement;

       (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in FULL compliance with the DISCLOSURE requirements of SECTION 6.6 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) ____________________ of the Agreement, which are more fully described on a schedule attached hereto].

     THE OFFICER OF BORROWER SIGNING THIS INSTRUMENT HEREBY CERTIFIES THAT HE HAS REVIEWED THE LOAN DOCUMENTS AND THE FINANCIAL STATEMENTS AND HAS OTHERWISE UNDERTAKEN SUCH INQUIRY AS IS IN HIS OPINION NECESSARY TO ENABLE HIM TO EXPRESS AN INFORMED OPINION WITH RESPECT TO THE ABOVE REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF BORROWER AND, TO THE BEST OF HIS KNOWLEDGE, SUCH REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS ARE TRUE, CORRECT AND COMPLETE.

     IN WITNESS WHEREOF, this instrument is executed as of ____________________, 19 ____ .

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation, d/b/a HOME, INC.



                              By: ______________________________________________
                                  Tommy M. Parker,
                                  Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ____________________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------


100316\1599262.02

                              COMPLIANCE SCHEDULE

FINANCIAL COVENANTS                           REQUIRED                          ACTUAL                        IN COMPLIANCE
                                                                                                              [YES] OR [NO]
                                                                                                              [*DELETE
                                                                                                              INAPPLICABLE
                                                                                                              ANSWER]
1) Limitation on Indebtedness
    of Borrower [7.1]:                                                          _________                     [YES] or [NO] *

2) No Merger [7.2]:                                                                                           [YES] or [NO] *

3) Fiscal Year [7.3]:                                                                                         [YES] or [NO] *

4) Lines of Business [7.4]:                                                                                   [YES] or [NO] *

5) Liquidations, etc. [7.5]:                                                                                  [YES] or [NO] *

6) Investments [7.6]:                                                            _________                    [YES] or [NO] *

7) Operational Changes [7.7]:                                                                                 [YES] or [NO] *

8) Compliance with ERISA [7.8]:                                                                               [YES] or [NO] *

9) Net Worth [7.9]:                          Not less than
                                             6.2(A) figure
                                             plus 7.9(B) & (C)                   _________                    [YES] or [NO] *

10) Tangible Net Worth [7.10]:               Agency Minimum                      _________                    [YES] or [NO] *

11) Adjusted Tangible                        Not less than the
     Net Worth [7.11]:                       greater of (A) ATNW
                                             requirement for
                                             preceding quarter
                                             and (B) 80% of
                                             PRESENT ATNW                        _________                    [YES] or [NO] *

12) Debt to Adjusted Tangible Net            Not more than
     Worth [7.12]:                           5.0 to 1.0                          _________                    [YES] or [NO] *

13) Minimum Liquidity [7.13]:                Not less than
                                             $500,000.00                         _________                    [YES] or [NO] *

14) Management [7.14]:                       No change                                                        [YES] or [NO] *

15) Interested Transactions [7.15]:          $50,000.00 Maximum                  _________                    [YES] or [NO] *

16) Transfer of Stock [7.16]:                Maximum 35%                         _________                    [YES] or [NO] *

17) Subsidiaries [7.17]:                                         [YES] or [NO] *

18) Loss of Eligibility [7.18]:                                  [YES] or [NO] *

19) Negative Covenants/
     Collateral [7.19]:                                          [YES] or [NO] *



                                   HOMEOWNERS MORTGAGE & EQUITY, INC.,
                                   a Delaware corporation, d/b/a HOME, INC.


                                   By: _________________________________________
                                       Tommy M. Parker,
                                       Executive Vice President


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of September, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                                    --------------------------------------------
                                    Notary Public - State of Texas

My Commission expires:              --------------------------------------------
                                    Printed Name of Notary
----------------------

100316\1599262.03

                                  EXHIBIT "J"


                      PURCHASER'S ACKNOWLEDGMENT AGREEMENT


HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. ("SELLER") has contracted to sell servicing rights to service certain residential mortgages to _________________________________ ("PURCHASER")
pursuant to that certain PURCHASE AND SALE AGREEMENT, DATED _____________________________ (the "SALES CONTRACT"). Seller has pledged its right to receive any and all payments from Purchaser in connection with such sale to GUARANTY FEDERAL BANK, F.S.B. ("GFB"). Seller hereby directs Purchaser to make and Purchaser hereby agrees to make all payments owed under or in connection with the Sales Contract to GFB by wire transfer under the terms of the Sales Contract and send all such payments to GFB as follows:

     BY WIRE TRANSFER, TO:
                              Guaranty Federal Bank, F.S.B.
                              8333 Douglas Avenue
                              Dallas, Texas 75225
                              Attention: Karen Cosby
                              Account No.: _______________
                              ABA No.: 314-970-664

     Upon payment in full of the Redemption Amount ___________________ GFB shall execute appropriate documents providing for the release of GFB's liens and security interests in and to such servicing rights, such releases in form and content acceptable to GFB in its sole discretion.

This letter shall remain in full force and effect and may not be rescinded.

                                    HomeOwners Mortgage & Equity, Inc.,
                                    a Delaware corporation, d/b/a Home, Inc.


                                    By: ________________________________________
                                        John Ballard,
                                        President

Agreed And Accepted As Of the ____
Day of ________________, 199__:

Firm: ____________________________

By:   ____________________________

      Name:  _____________________

      Title: _____________________


100316\1599262.03

                                  EXHIBIT "K"


                       EXISTING AND PROPOSED INDEBTEDNESS


EXISTING INDEBTEDNESS:

     DESCRIPTION                                               Amount

     1. Revolving Warehouse Promissory Note                    $   931,315.00
     payable to Bank maturing June 30, 1998

     2. Working Capital Line of Credit Note                    $ 6,800,000.00
     payable to Bank maturing June 30, 1998

     3. Capital Lease Obligations                              $    44,905.00

     4.Uncommitted revolving credit facilities                 $15,497,932.00
     provided by FNMA for the sole purpose of financing
     the origination and acquisition of Title I Loan
     including the ASAP Program or ASAP Plus
     Program.
 .
     5. Payable under securities loan agreements               $20,995,000.00
     with FNMA for the sole purposes of acquiring and holding FNMA Securities

     6. Other accrued expenses and liabilities                 $ 4,828,193.00
     under clauses (ii), (iv) and (v) of Section 7.1           --------------

     TOTAL                                                     $49,097,345.00


PROPOSED INDEBTEDNESS

     DESCRIPTION

     1. Not more than $65,000,000.00 in repurchase facilities of which $50,000,000.00 may be used for the sole purpose of financing FNMA Securities and $15,000,000.00 may be used for the sole purpose of RESIDUAL FINANCING; provided however, in calculating the limits stated herein the Existing Indebtedness listed in PARAGRAPH 5 above shall be included and provided further that no such Indebtedness shall be incurred without the prior written consent of Bank including a review by Bank of any proposed written agreements relating to such Indebtedness

                                  EXHIBIT "L"


                             SUBSERVICING CONTRACTS


1. Home Improvement Loan Program Subservicing Agreement dated May 31, 1995, between the Borrower and Compu-Link Loan Service, Inc.

2. The Agreement dated July 31, 1997, between the Borrower and Financial Collection Agencies of Pennsylvania, Inc.